Exhibit 4.2.5

Supplemental Agreement No. 30 (“SA-30”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 15 day of February 2011, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”) which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the “Purchase Agreement;”

WHEREAS, Customer wishes to purchase three (3) aircraft scheduled for delivery in [***] and [***] in the 767-316ER configuration (hereinafter referred to as “2012 Additional Aircraft”), and incorporate such aircraft into the Purchase Agreement;

WHEREAS, Customer wishes to change seat and inflight entertainment equipment (IFE) suppliers: Contour for business class, BE Aerospace for economy and Panasonic for IFE, and

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes:

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

P.A. 2126	Page 1	SA-30

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

1. Table of Contents, Articles, Tables, Exhibits and Supplemental Exhibits:

1.1. Table of Contents. The “Table of Contents” to the Purchase Agreement is deleted in its entirety and the new “Table of Contents” attached hereto is substituted in lieu thereof to reflect the changes made by this SA-30.

1.2. Revision of Supplemental Exhibit BFE1. “BFE Variables” is revised to add the BFE preliminary on-dock dates for the 2012 Additional Aircraft as shown below.

On-Dock Dates	Jun 2012	Jul 2012	Aug 2012	Sep 2012	Oct 2012
Seats	[***]	[***]	[***]	[***]	[***]
Galleys/Furnishings	[***]	[***]	[***]	[***]	[***]
Electronics	[***]	[***]	[***]	[***]	[***]
Cabin System Equipment	[***]	[***]	[***]	[***]	[***]
Miscellaneous/Emergency Equipment	[***]	[***]	[***]	[***]	[***]
Textiles/Raw Materials	[***]	[***]	[***]	[***]	[***]

1.3. Revision of Table 13. “Aircraft Information Table 13 to Purchase Agreement No. 2126, Aircraft Delivery, Description, Price and Advance Payments” is retitled “Aircraft Information Table 13 for 2012 Aircraft” and revised: 1) to add the scheduled delivery month, price and Advance Payments applicable to the 2012 Additional Aircraft; and 2) to revise the price for the Aircraft Airframe price to account for a revised value associated with compliance to FAR 25.859 Part 2, burnthrough, applicable to each 2012 Accelerated Aircraft and each 2012 Additional Aircraft (together hereinafter called the “2012 Aircraft”. The pricing for Table 13 is based on Customer’s Aircraft serial number 37802, block number VS925 SICMA 30 business class seat configuration. Customer is changing its seat and IFE suppliers. Exhibit A “Aircraft Configuration” will be updated to reflect these changes. However, Boeing has agreed not to charge Customer for Boeing’s costs related to these changes and so any revision to the Table 13 as a result of these changes should only relate to a changing estimate for Seller Purchased Equipment (SPE) and other changes agreed to by Customer.

P.A. 2126	Page 2	SA-30

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

1.4. Exhibit A-12: “Aircraft Configuration”. Exhibit A-12 provides the aircraft configuration for the 2012 Aircraft. This Exhibit A-12 is based on Customer’s Aircraft serial 37802, block number VS925 configuration and will be revised to reflect the change in seat and IFE suppliers.

2. Restricted Letter Agreements.

2.1. Applicability of Performance Guarantees Relating to the 2011 Accelerated Aircraft; the 2012 Deferral Aircraft and the Incremental Aircraft Letter. Letter Agreement 6-1162-ILK-0385 R2 entitled “Performance Guarantees Relating to the 2011 Accelerated Aircraft; the 2012 Deferral Aircraft and the Incremental Aircraft” shall apply to each 2012 Aircraft. The title of the Letter Agreement is revised to “Performance Guarantees Relating to the 2011 Accelerated Aircraft and 2012 Aircraft”.

2.2. Addition of Special Matters Letter Applicable to the 2012 Additional Aircraft. Letter Agreement 6-1162-ILK-451 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft” (Special Matters Letter Applicable to the 2012 Additional Aircraft), attached hereto, provides the terms and conditions, including the economic considerations, applicable to each 2012 Additional Aircraft.

2.3. Addition of Seller Purchased Equipment Letter Applicable to the 2012 Aircraft. Letter Agreement LA-110377, “Seller Purchased Equipment for 2012 Aircraft” attached hereto, is added to the Purchase Agreement.

3. Payment Due at Effective Date of this Supplemental Agreement.

To effect the implementation of this SA-30, payments to Boeing are due by Customer. The amount depends upon whether Customer elects the standard 30% advance payment schedule shown in Table 13 or the [***] deferred schedule shown in Letter Agreement 6-1162-ILK-451 paragraph 5.1. [***] The amount paid at signing is notice to Boeing of the payment schedule elected by Customer.

4. Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know

P.A. 2126	Page 3	SA-30

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009” and Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Relating to 2012 Accelerated Aircraft”, Article 6 of Letter Agreement 6-1162-ILK-00451 entitled “Special Matters Relating to 2012 Additional Aircraft”, Customer will not disclose this Supplemental Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

P.A. 2126	Page 4	SA-30

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

By:		By:
	Ms. Kathie Weibel		Mr. Armando Valdivieso

Its	Attorney-In-Fact	Its:

By:
Mr. Damian Scokin

Its:

P.A. 2126	Page 5	SA-30

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

-

P.A. 2126	SA-30

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement
ARTICLES
1.	Quantity, Model and Description	24
2.	Delivery Schedule	24
3.	Price	24
4.	Payment	24
5.	Miscellaneous	24
6.	Confidentiality	24
TABLE
1.	Aircraft Information Table 767 300ER Aircraft – 1995$	1
2.	Aircraft Information Table 767 300F Aircraft – 1997$	1
3.	Aircraft Information Table 767 300F Aircraft – 1998$	8
4.	Aircraft Information Table 767 300F Aircraft – 1999$	11
5.	Aircraft Information Table 767 300F Aircraft – 2003$	18
6.	Aircraft Information Table 767 316ER Aircraft – 2003$	21
7.	Aircraft Information Table 767 300F Aircraft – 2004$	24
8.	Aircraft Information Table 767 316ER Aircraft – 2004$	22
9.	Aircraft Information Table 767 316ER Aircraft – 2005 $	22
10.	Aircraft Information Table 767-316ER Aircraft – 2006 $	25
11.	Aircraft Information Table 767-316ER Aircraft – 2008 $	28
12.	Aircraft Information Table 767-316F Aircraft – 2008 $: DELETED	29
13.	Aircraft Information Table 767-316ER Aircraft – 2010 $	30
EXHIBITS
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – 2003$	15
A-5	Aircraft Configuration 767-316ER Aircraft – 2003$	17
A-6	Aircraft Configuration 767-316ER Aircraft – 2004$	22
A-7	Aircraft Configuration 767-316ER Aircraft – 2005$	22
A-8	Aircraft Configuration 767-316ER Aircraft – 2006$	23
A-9	Aircraft Configuration 767-316ER Aircraft – 2008$	24
A-10	Aircraft Configuration 767-316F Aircraft – 2008$: DELETED	29
A-12	Aircraft Configuration 767-316ER Aircraft – 2010$	30
B.	Aircraft Delivery Requirements and Responsibilities	1

Table of Contents		SA-30
LAN PA 2126	BOEING PROPRIETARY	Page i

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement (s)
SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	30
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
EE1-2006$	Engine Escalation, Engine Warranty & Patent Indemnity	26

EE1-2010$	Engine Escalation, Engine Warranty & Patent Indemnity	29
SLP1.	Service Life Policy Components
AE1	Escalation adjustment-airframe and optional features	22
AE1 2008$	Escalation adjustment-airframe and optional features	24
AE1 2010$	Escalation adjustment-airframe and optional features	29
EE1-2008$	Engine Escalation, Engine Warranty & Patent Indemnity	26

LETTER AGREEMENTS
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	Option Aircraft	13

RESTRICTED LETTER AGREEMENTS
6-1162-DMH-350	Performance Guarantees
6-1162-DMH-351	Promotion Support
6-1162-DMH-472	Performance Guarantees	1
6-1162-DMH-475	Configuration Matters	1
6-1162-DMH-1031R2	Special Provisions for Advance Payments	9
6-1162-LAJ-311	Special Matters Relating to the July 2001 and September 2001 Aircraft	11
6-1162-LAJ-956	Special Matters Relating to four 2006 Delivery Aircraft (February 4, 2005)
6-1162-LAJ-0895R6	Business Considerations	23
6-1162-ILK-0002R4	Special Matters Relating to Advance Payments Requirements	21
6-1162-ILK-0381 R2	Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	29 DELETED
6-1162-ILK-0382	No longer applicable	26
6-1162-ILK-0383 R1	Aircraft Model Substitution Relating to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	26

Table of Contents		SA-30
LAN PA 2126	BOEING PROPRIETARY	Page ii

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement (s)
RESTRICTED LETTER AGREEMENTS, continued
6-1162-ILK-0384 R2	16G Seats	27

6-1162-ILK-0385 R2	Performance Guarantees Relating to the 2011 Accelerated Aircraft and the 2012 Aircraft	30 (Art 2.1)

6-1162-ILK-0388	Option Aircraft – DELETED	28 (Art 6.2)

6-1162-ILK-0412	Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009	25

6-1162-ILK-0413	[***]	25

6-1162-KSW-6423	Special Matters Letter Applicable to the Incremental Aircraft	27

6-1162-KSW-6424	Aircraft Model Substitution Relating to the Incremental Aircraft	27

6-1162-KSW-6456	Performance Guarantees for Substitute 767 Freighter Aircraft: DELETED	29

6-1162-ILK-0450	Special Matters Letter Applicable to the 2012 Accelerated Aircraft	29

6-1162-ILK-0451	Special Matters Letter Applicable to the 2012 Additional Aircraft	30

LA-1103777	Seller Purchased Equipment for 2012 Aircraft	30

Table of Contents		SA-30
LAN PA 2126	BOEING PROPRIETARY	Page iii

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Information Table No. 13

For 2012 Aircraft

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412000 pounds	Detail Specification:	D019T001-L (2/10/2010)
Engine Model/Thrust: CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10		ECI-MFG/CPI
Airframe Price:	$125,875,000	Engine Price Base Year/Escalation Formula:	Jul-10		GE CF6-80 & GE90 (99 rev.)
Optional Features:	$7,426,400

Sub-Total of Airframe and Features:	$133,301,400	Airframe Escalation Data:
Engine Price (Per Aircraft):	$23,557,799	Base Year Index (ECI):		106.8
Aircraft Basic Price (Excluding BFE/SPE):	$156,859,199	Base Year Index (CPI):		215.6

Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$4,500,000	Base Year Index (ECI):		133.190
In-flight Entertainment Equipment (IFE):	$1,900,000
Deposit per Aircraft:	$0

		Escalation	Escalation	Manufacturer	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P	1%	4%	5%	30%
[***]	1	1.0391	1.081	40799	$170,629,000	$1,706,290	$6,825,160	$8,531,450	$51,188,700
[***]	1	1.0405	1.084	40592	$170,896,000	$1,708,960	$6,835,840	$8,544,800	$51,268,800
[***]	1	1.0405	1.084	41746	$170,896,000	$1,708,960	$6,835,840	$8,544,800	$51,268,800
[***]	1	1.0425	1.087	41747	$171,246,000	$1,712,460	$6,849,840	$8,562,300	$51,373,800
[***]	1	1.0441	1.091	41748	$171,564,000	$1,715,640	$6,862,560	$8,578,200	$51,469,200
[***]	1	1.0455	1.093	40593	$171,806,000	$1,718,060	$6,872,240	$8,590,300	$51,541,800
Total:	6

APR 55521		SA-30
LAN PA 2126	Boeing Proprietary

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Table 13, Page 1 of 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-12 to Purchase Agreement Number 2126

P.A. No. 2126	Exhibit A-12	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

The pricing for the 2012 Aircraft is based on the Aircraft serial number 37802, block number VS925 30 SICMA business class seat configuration, Customer Detail Specification D019T001LAN63E-1, Revision G dated as of November 6, 2009.

Customer is changing its seat and Inflight Entertainment Equipment (IFE) for the 2012 Aircraft. Exhibit A will be updated to the new configuration as soon as the record options making these changes are proposed and accepted by Customer. Boeing will furnish to Customer copies of the revised Detail Specification, which copies will reflect the Options below as revised to reflect the seat and IFE changes. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. No. 2126	Exhibit A-12, Page 1	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
0110-000035	MAJOR MODEL 767 AIRPLANE	[***]
0110-000037	MINOR MODEL 767-300 PASSENGER AIRPLANE	[***]
0110-000092	MODEL 767-300ER PASSENGER AIRPLANE	[***]
0110A276A30	NEW LOOK INTERIOR - 767-300ER	[***]
0130B657J85	MP - INTERIOR ARRANGEMENT - REVISION	[***]
0130B657L12	MP - BUSINESS CLASS PASSENGER SEATS - REVISION - PASSENGER CABIN	[***]
0130B657L60	MP - INTERIOR ARRANGEMENT - REVISION	[***]
0130B657L79	MP - RELOCATION OF MONUMENT MOUNTED LCD MONITORS, LITERATURE POCKETS AND BASSINET FITTINGS - PASSENGER CABIN - SPE	[***]
0220B604D37	TYPE CERTIFICATON & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT - LAN 767-300ER	[***]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221A251A19	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CF6-80C2B6F THRUST RATING	[***]
0221B401A43	TAKEOFF AND LANDING WITH TAILWIND UP TO 15-KNOTS	[***]
0224-000024	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	[***]
0228-000001	FLIGHT MANUALS IN FAA FORMAT	[***]
0228-000032	OPERATIONS MANUAL IN FAA FORMAT	[***]
0229A141A41	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORT ALTITUDES OF 9500 FEET AND BELOW	[***]
0252-000014	ENVIRONMENTAL CONTROL SYSTEM - TEMPERATURE INDICATIONS IN DEGREES CELSIUS	[***]
0252-000017	INSTRUMENTATION WITH METRIC UNITS - MODEL 767	[***]
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[***]
0315C417A53	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 767-300ER	[***]
0351B523A03	TEMPLATE - TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	[***]
0351C417B92	MP - CENTER-OF-GRAVITY LIMITS - REPLACE - TEMPLATE OPTION	[***]
0360C417A60	MISCELLANEOUS WEIGHT COLLECTOR	[***]
1110B657G71	EXTERIOR COLOR SCHEME AND MARKINGS	[***]
1110B657M33	MP - BFE - PREMASK - VERTICAL STABILIZER - EXTERIOR COLOR SCHEMES AND MARKINGS	[***]
1120-000019	MAINTENANCE MARKINGS - ACCESS PANELS - ENGINE STRUT AND COWLS	[***]
1130A931A06	IATA STANDARD MARKINGS - LOWER LOBE CARGO COMPARTMENT	[***]

P.A. No. 2126	Exhibit A-12, Page 2	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
1130B657G72	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS	[***]
1130B657J09	SEAT ROW MARKERS - PASSENGER CABIN	[***]
1130B657L11	MP - ECONOMY CLASS SEAT ROW MARKERS REVISION - INTERIOR PLACARDS	[***]
1130B657P19	MP - INTERIOR PLACARDS - REVISION - PASSENGER CABIN	[***]
1130B657P39	INTERIOR PLACARDS - REVISION - ADDITIONAL SEAT ROW MARKERS - CENTER OVERHEAD BINS INTERIOR	[***]
2145-000004	BULK CARGO AREA HEATING AND VENTILATING FOR ANIMAL CARRIAGE	[***]
2158A071A11	IN-FLIGHT ENTERTAINMENT EQUIPMENT COOLING SYSTEM, FWD OF DOOR 2 - 200 CFM INSTALLATION	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[***]
2210-000031	AUTOFLIGHT - AUTOMATIC AUTOPILOT CHANNEL SELECTION IN APPROACH MODE	[***]
2210-000037	AUTOFLIGHT - BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE	[***]
2210-000039	AUTOFLIGHT - FULL TIME FLIGHT DIRECTOR	[***]
2210-000311	AUTOFLIGHT - FLIGHT CONTROL COMPUTER (FCC) WITHOUT ONBOARD SOFTWARE LOADING CAPABILITY	[***]
2210A064A02	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]
2210B403A08	MODE CONTROL PANEL WITHOUT BACKCOURSE SWITCH	[***]
2230-000127	AUTOTHROTTLE - SELECTION OF CLIMB DERATES	[***]
2230-000133	AUTOTHROTTLE - FIXED PERCENTAGE DERATE LEVELS OF 10% AND 20%	[***]
2230-000135	AUTOTHROTTLE - CLIMB DERATE WASHOUT SCHEDULE - 10,000 TO 12,000 FEET	[***]
2311-000124	HF COMMUNICATIONS - DUAL GABLES HF CONTROL PANELS WITH SENSITIVITY AND DATALINK CONTROL - P/N G7401-16 - BFE/SPE	[***]
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[***]
2311B401A29	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	[***]

P.A. No. 2126	Exhibit A-12, Page 3	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987-004 BFE/SPE	[***]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[***]
2312B401A16	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-920 FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1250-002 - BFE/SPE	[***]
2312B800D19	VHF COMMUNICATIONS - TRIPLE GABLES VHF TUNING PANELS (DUAL KNOB) - P/N G7400-227 - BFE/SPE	[***]
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	[***]
2322B401A31	CMU - INSTALLATION OF ROCKWELL COLLINS ARINC 758 LEVEL AOA CMU - P/N 822-1239-151 - BFE / SPE	[***]
2322B800A68	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) - LARGE FORMAT MULTIPURPOSE INTERACTIVE DISPLAY UNIT (MIDU) - ROCKWELL - P/N 822-1626-105 - BFE/SPE	[***]
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR SINGLE CMU IN ACCORDANCE WITH ARINC 758	2322C939A05
2324B800D31	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - ELTA 3-FREQUENCY AUTOMATIC - FIXED - P/N 95N6088 - SPE	[***]
2324C485B12	MP - EMERGENCY LOCATOR TRANSMITTER (ELT) - INSTALLATION - ELTA 3 - FREQUENCY AUTOMATIC - FIXED - P/N 01N65900 - SPE	[***]
2331B702M61	PASSENGER ADDRESS (PA) SYSTEM - TWO CLASS - ROCKWELL COLLINS	[***]
2332A324A38	IN-FLIGHT ENTERTAINMENT SYSTEM POWER CONTROL SWITCH - HEAD END	[***]
2332A324A39	IN-FLIGHT ENTERTAINMENT SYSTEM POWER CONTROL SWITCH - SEAT AND AREA DISTRIBUTION	[***]
2332A324A40	IN-FLIGHT ENTERTAINMENT SYSTEM POWER CONTROL SWITCH - MASTER	[***]
2332B702M66	IN-FLIGHT ENTERTAINMENT - PARTIAL PROVISIONS - THALES - 767	[***]

P.A. No. 2126	Exhibit A-12, Page 4	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2332B702N44	IN-FLIGHT ENTERTAINMENT SYSTEM - THALES - WITH OVERHEAD VIDEO - FULL CABIN PC POWER - FUL CABIN AVOD - PAX - CSE	[***]
2332B702N67	MP - PASSENGER ENTERTAINMENT SYSTEM - PARTIAL PROVISIONS - PARTITION RELOCATION - MOBILE FRONTIER	[***]
2332B702P67	MP - PASSENGER ENTERTAINMENT SYSTEM - VIDEO - REVISION - THALES - CSE	[***]
2332C417B98	MP - PASSENGER ENTERTAINMENT SYSTEM - REPLACEMENT - THALES 15” MONITOR IN LIEU OF JAMCO 15” MONITOR - THALES - SPE	[***]
2332C522A02	MP - PASSENGER ENTERTAINMENT SYSTEM - REVISION - TPCU HANDSET - THALES - SPE	[***]
2332C817F17	MP - PASSENGER ENTERTAINMENT SYSTEM - VIDEO - REVISION - SOFTWARE PART NUMBERS - THALES - SPE	[***]
2340B800D47	CREW COMMUNICATIONS - PILOTS’ CALL PANEL - FLIGHT DECK	[***]
2342-000016	CABIN INTERPHONE SYSTEM - CABIN INTERPHONE HANDSET - FLIGHT COMPARTMENT	[***]
2350B800C71	AUDIO INTEGRATING - AUDIO SELECTOR PANELS - FLIGHT DECK	[***]
2350C164D44	MP - AUDIO SELECTOR PANEL (ASP) & PILOT’S CALL PLANEL - REPLACEMENT - SFE ASP WITH INTEGRATED SELCAL AND CREW CALL FUNCTIONS - 3 VHF/2 HF/2 SATCOM (P/N 285T0022-51)	[***]
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000035	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2371-000009	NO MONITOR JACK IN THE WHEEL WELL	[***]

P.A. No. 2126	Exhibit A-12, Page 5	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2371-000017	SOLID STATE VOICE RECORDER ED56A AND SOLID STATE MICROPHONE/MONITOR ED56A - ALLIEDSIGNAL - 2 HOUR RECORDING TIME - P/N 980-6022-001 AND P/N 980-6116-002 - BFE/SPE	[***]
2432-000002	AUXILIARY POWER UNIT (APU) - ADDITIONAL STARTING CAPABILITY	[***]
2433-000021	STANDBY POWER - EXTENDED TIME CAPABILITY - BATTERY PARALELLING	[***]
2451-000002	90 KVA GALLEY POWER SUPPLY	[***]
2501A611A19	FORWARD MONUMENT COMPLEX 4	[***]
2504A611A14	AFT MONUMENT COMPLEX 3	[***]
2511-000022	MANUALLY OPERATED SEATS - CAPTAIN AND FIRST OFFICER	[***]
2511-000026	FIRST OBSERVER’S SEAT - WALL MOUNTED	[***]
2511B806J86	MP - SECOND OBSERVER STSATION WITH ARMRESTS - ADDITION	[***]
2513-000405	SUNVISOR INSTALLATION - NUMBER 1 AND 2 WINDOWS - FLIGHT DECK - SFE	[***]
2520B657G80	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[***]
2520B657J42	UNIQUE DECORATIVE TEDLAR LAMINATE (DTL) - MONUMENTS - INTERIOR COLOR AND MATERIAL - SFE	[***]
2520B657K41	MP - BFE RAW CARPET, CURTAIN AND FLOOR MAT MATERIAL	[***]
2520B657M19	MP - INTERIOR DECOR - REVISION - PASSENGER CABIN	[***]
2520B657M35	MP - DECORATIVE TEDLAR LAMINATE (DTL) - REVISION - MONUMENT MOUNTED - INTERIOR COLOR AND MATERIAL - SFE	[***]
2520B657M56	MP - DECORATIVE TEDLAR LAMINATE (DTL) - REVISION - MONUMENT MOUNTED - INTERIOR COLOR AND MATERIAL - SFE	[***]
2523B657J10	ADDITIONAL PASSENGER SERVICE UNITS -	[***]
2523B657J31	PASSENGER SERVICE UNITS	[***]
2524B657G86	SPE - FULL HEIGHT CENTERLINE CLOSET - STA 353 - STA 379	[***]
2524B657G99	CURTAIN AND TRACK INSTALLATION - DOOR 1 LEFT AFT	[***]
2524B657H01	CURTAIN AND TRACK INSTALLATION - DOOR 1 RIGHT AFT	[***]
2524B657H04	CURTAIN AND TRACK INSTALLATION - DOOR 4	[***]
2524B657H95	UNDERBIN CENTERLIN CLASS DIVIDER - SPE	[***]
2524B657H96	LH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657H97	RH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657J00	CURTAIN AND TRACK INSTALLATION	[***]

P.A. No. 2126	Exhibit A-12, Page 6	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2524B657J01	CURTAIN AND TRACK INSTALLATION - BETWEEN BUSINESS CLASS AND ECONOMY CLASS	[***]
2524B657J13	LH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657J15	RH UNDERBIN OUTBOARD CLASS DIVIDER - SPE	[***]
2524B657J40	SPE - CLOSET WITH INTEGRAL STOWAGE UNIT AND WALL MOUNTED ATTENDANT SEAT PROVISIONS - LH UNDERBIN - ECONOMY CLASS - FORWARD DOOR 4	[***]
2524B657J41	SPE - CLOSET WITH INTEGRAL STOWAGE UNIT AND WALL MOUNTED ATTENDANT SEAT PROVISIONS - RH UNDERBIN - ECONOMY CLASS - FORWARD DOOR 4	[***]
2524B657K50	MP - CLOSETS, PARTITION & CLASS DIVIDERS - REVISION - FULL HEIGHT CENTERLINE STA 344 - STA 366 - SPE	[***]
2524B657P10	MP - CURTAINS - REVISION - CURTAIN AND CURTAIN TRACK - PASSENGER CABIN	[***]
2524B657P16	MP - CLASS DIVIDERS - REPLACEMENT - BUSINESS CLASS - SPE	[***]
2524C417C49	MP - CURTAINS - REVISION - CURTAIN AND CURTAIN TRACK - PASSENGER CABIN	[***]
2524C707A33	MP - CLOSETS, PARTITION & CLASS DIVIDERS - REVISION - FULL HEIGHT SEAT TRACK MOUNTED CLOSETS - STA 1465.95 - STA 1478.95 AND STA 1467.95 - STA 1478.95 - SPE	[***]
2524C826C28	MP - CURTAINS - REVISION - BFE CURTAIN MATERIAL	[***]
2524C826R50	MP - CLOSETS, PARTITIONS AND CLASS DIVIDERS - REVISION - CURTAIN MATERIAL - NEO-TEX - BFE	[***]
2525B657H05	BUSINESS CLASS SEATS	[***]
2525B657H07	ECONOMY CLASS SEATS	[***]
2525B657J37	ATTENDANT SEATS FOR 767-300	[***]
2525B657L13	MP - ECONOMY CLASS PASSENGER SEATS - REVISION	[***]
2525B657N74	MP - BUSINESS CALSS SEATS - REVISION - REVIEW AND APPROVE SUPPLIER DATA - SPE	[***]
2525C485B41	MP - PASSENGER SEATS - REVISION - BUSINESS CLASS SEAT PART NUMBER REVISION - PASSENGER COMPARTMENT - SPE	[***]
2526B657H11	SPE - IF-1C VIDEO CONTROL CENTER - FORWARD COMPARTMENT OF THE F2 GALLEY	[***]
2527B657H12	ENTRYWAY FLOOR COVERING	[***]
2527B657H98	FLOOR COVERING - SPE	[***]
2527B657K59	MP - SEAT TRACK COVES AND RACEWAYS - REVISION - BFE IN LIEU OF SFE - ECONOMY CLASS	[***]
2527B657L92	MP - FLOOR COVERING - REVISION - FLOOR MAT MATERIAL - SCHNELLER - BFE	[***]

P.A. No. 2126	Exhibit A-12, Page 7	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2527B657N98	MP - FLOOR COVERING - REVISION - BUSINESS CLASS CARPET AND FLOOR MOUNTED EMERGENCY ESCAPE PATH LIGHTING SYSTEM	[***]
2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES	[***]
2528B657H13	OVERHEAD STOWAGE BINS	[***]
2528B657H21	LITERATURE POCKETS	[***]
2528B657J03	CENTERLINE FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528B657J23	MAGAZINE STOWAGE - MONUMENT MOUNTED	[***]
2528B657J29	LH OUTBOARD FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528B657J30	RH OUTBOARD FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528B657J59	BIN FAIRING AND CLOSEOUT PANEL - OUTBAOARD OVERHEAD STOWAGE BINS	[***]
2528B657K02	MP - STOWAGE COMPARTMENTS - REVISION - BUSTLE IN LIEU OF MAGAZINE BUSTLE - 4F-2LC AND 4F-2RC LAVATORIES	[***]
2529B657H43	CURTAIN AND CURTAIN TRACK INSTALLATION - IN-FLIGHT CREW REST - FORWARD OF DOOR 4R	[***]
2529B657N61	MP - PASSENGER AND CABIN ATTENDANTS’ ACCOMODATIONS - INSTALLATION - CURTAINS AND CURTAIN TRACK - IN-FLIGHT CREW REST ENCLOSURE - BUSINESS CLASS - AFT RH	[***]
2529B657R29	MP - PASSENGER AND CABIN ATTENDANTS ACCOMODATIONS - REVISION - LONGITUDINAL CURTAIN TRACK TO BIN SUPPORT FITTINGS - IN-FLIGHT CREW REST ENCLOSURE- BUSINESS CLASS - RH AFT	[***]
2529C417A72	ATTENDANT WORKSTATION	[***]
2530B657H31	F1 GALLEY	[***]
2530B657H33	F2 GALLEY	[***]
2530B657H35	F3 GALLEY	[***]
2530B657H37	A1 GALLEY	[***]
2530B657H39	A2 GALLEY	[***]
2530B657H40	A3 GALLEY	[***]
2530B657H41	GALLEY PART NUMBERS - BFE/SPE	[***]
2530B657H42	GALLEY INSERT PART NUMBERS - BFE/SPE	[***]
2530B657J92	MP - BUFFETS/GALLEYS - REPLACEMENT - F3 GALLEY WITH INTEGRAL CHILLER IN LIEU OF F3 GALLEY WITHOUT INTEGRAL CHILLER - SPE	[***]
2530B657N79	MP - BUFFET/GALLEY - REVISION - F3 GALLEY - SPE	[***]

P.A. No. 2126	Exhibit A-12, Page 8	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per AC
2530B657N82	MP - BUFFET/GALLEY - REVISION - ALTERNATE GALLEY CART PART NUMBER - F2 GALLEY - SPE	[***]
2530C485B69	MP - GALLEY - REVISION - OVEN PART NUMBER - SPE	[***]
2530C635A24	MP - GALLEY - REVISION - CHILLER - BE AEROSPACE - SPE	[***]
2530C826R54	MP - GALLEY - REVISION - WATER BOILER - B.E. AEROSPACE - SPE	[***]
2531B657H99	PARTIAL PROVISIONS FOR NON-STANDARD A4 GALLEY - SPE	[***]
2533A798A01	CHILLERS (6800 BTUH) - THREE - GALLEY - FORWARD AND AFT - BFE/SPE - P/N 267-100	[***]
2540B657H46	1F-1L LAVATORY	[***]
2540B657H54	4F-2LC LAVATORY	[***]
2540B657H56	4F-2RC LAVATORY	[***]
2540B657H60	1A-1L LAVATORY	[***]
2540B657J34	2F-9L LAVATORY	[***]
2540B657J36	2F-9R LAVATORY	[***]
2540B657K45	MP - LAVATORIES - REVISION - ADDITONAL MIRROR IN 2F-9L AND 2F-9R LAVATORIES	[***]
2540B657L09	MP - LAVATORY REVISION - BABY CARE TABLE	[***]
2540B657P32	MP - LAVATORY EQUIPMENT - REVISION - 1A-1L LAVATORY MIRROR	[***]
2550-000040	NO PROVISIONS FOR LOADING LONG LIGHTWEIGHT ITEMS - FORWARD CARGO COMPARTMENT	[***]
2552-000135	CARGO COMPARTMENTS - PARTIAL FLOOR	[***]
2552-000223	FABRIC STA 744 ENDWALL	[***]
2552A931A07	SLOPING SIDEWALL - CARGO COMPARTMENTS - .020 THICKNESS OVERALL AND .030 THICKNESS AT CARGO DOORS - BMS 8-223	[***]
2553-000036	HARDWARE FOR STANDARD CONTAINERS IN THE AFT CARGO COMPARTMENT	[***]
2553-000042	NO SPOOL-TYPE LOADER INDEX FITTINGS - AFT CARGO COMPARTMENT	[***]
2553-000044	HARDWARE FOR CARRIAGE OF 88 X 125 AND 96 X 125 INCH PALLETS AND STANDARD CONTAINERS IN THE FORWARD CARGO COMPARTMENT	[***]
2553-000085	REMOTELY OPERATED CONTAINER ROLLOUT STOPS - AFT CARGO COMPARTMENT DOORWAY	[***]
2555-000022	STANDARD BULK CARGO AREA FLOOR	[***]
2555-000024	BULK CARGO DOOR PROTECTOR - NET	[***]
2560-000175	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[***]

P.A. No. 2126	Exhibit A-12, Page 9	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2560-000200	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE	[***]
2560B800A79	CREW LIFE VESTS - FLIGHT DECK - AIR CRUISER - P/N D21344-101 - BFE/SPE	[***]
2561A931A10	FORWARD ESCAPE HATCH POSITION FOR ESCAPE STRAP	[***]
2562B657J43	OVERWATER EMERGENCY EQUIPMENT	[***]
2562C826P97	MP - OVERWATER SURVIVAL EQUIPMENT - REVISION - PORTABLE EMERGENCY LOCATOR TRANSMITTER (ELT) - SPE	[***]
2562C826R66	MP - OVERWATER SURVIVAL EQUIPMENT - REPLACEMENT - LIFE VEST - SPE	[***]
2564B657J49	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT	[***]
2564B657K19	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT - SPE	[***]
2564B657L23	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT	[***]
2564B657M21	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT	[***]
2564B657M45	MP - DETACHABLE EMERGENCY EQUIPMENT - NON-RECHARGEABLE FLASHLIGHT IN LIEU OF RECHARGEABLE FLASHLIGHT - SPE	[***]
2564B657N93	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT - SPE	[***]
2564B657P30	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PASSENGER COMPARTMENT	[***]
2564C826A13	MP - DETACHABLE EMERGENCY EQUIPMENT - REVISION - PORTABLE OXYGEN BOTTLE RELOCATION - PASSENGER COMPARTMENT	[***]
2566A649A46	ESCAPE SLIDE - DUAL LANE - TYPE III EXIT WITH VISUAL GUIDANCE	[***]
2566C522A04	MP - ESCAPE SLIDE - DUALLANE - TYPE 111 EXIT WITH VISUAL GUIDANCE	[***]
2610-000025	KIDDE FIRE DETECTION SYSTEM - GE CF6-80C2 ENGINES AND APU	[***]
2618-000009	SINGLE LOOP DUCT LEAK DETECTION SYSTEM - 3 ZONE	[***]
2622-000004	FIRE BOTTLE COMMONALITY - CF6-80C2 ENGINES AND DUAL APU FIRE EXTINGUISHING SYSTEM	[***]
2732-000002	STALL WARNING COMPUTER SPEED TAPE ACTIVATION - DISPLAY MINIMUM MANEUVER SPEED ON TAKEOFF	[***]
2811-000021	EXTENDED RANGE (ER) FUEL TANK AND FUEL JETTISON SYSTEMS	[***]

P.A. No. 2126	Exhibit A-12, Page 10	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
2844-000005	FUEL MEASURING STICKS IN KILOGRAMS WITH CONVERSION TABLES IN KILOGRAMS	[***]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S270T201-7	[***]
2911-000038	ENGINE-DRIVEN HYDRAULIC PUMPS - VICKERS INC. (60B00200-12)	[***]
3042-000003	WINDSHIELD WIPERS - TWO SPEED - SINGLE SWITCH	[***]
3080-000006	MANUAL ANTI-ICING SYSTEM - NO ICE DETECTION	[***]
3120-000011	ELECTRONIC CLOCKS - WITHOUT TENTHS OF MINUTE DISPLAY - MAIN INSTRUMENT PANEL	[***]
3131-000143	ACCELEROMETER - Honeywell P/N 971-4193-001 - BFE/SPE	[***]
3131-000187	DIGITAL FLIGHT DATA RECORDER - ALLIEDSIGNAL - 256 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4700-042 BFE/SPE	[***]
3131A715A01	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTERGRATED PCMCIA MEDIA INTERFACE-TELEDYNE CONTROLS-P/N 2233000-816-1 -BFE/SPE	[***]
3132-000095	AIRBORNE DATA LOADER/RECORDER - ARINC 615 - ALLIEDSIGNAL - 964-0401-006 - BFE/SPE	[***]
3132-000117	DATA LOADER SELECTOR SWITCH MODULE - 20 POSITION 3 WAY - SFE	[***]
3132A887A01	DUAL ARINC 615 DATA LOADER/RECORDER INTERFACE TO THE THREE WAY, TWENTY POSITION SYSTEM SELECTOR SWITCH - PORTABLE DATA LOADER/RECORDER CONNECTOR INSTALLATION IN P61 RIGHT SIDE PANEL - SFE	[***]
3133-000057	FULL FORMAT PRINTER - MILTOPE - ARINC 744 - P/N 706300-212 - BFE/SPE	[***]
3133-000125	ARINC 744 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[***]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[***]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[***]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[***]
3161-000135	HYDRAULIC PRESSURE ON EICAS STATUS PAGES	[***]
3161-000137	APU RPM ON EICAS STATUS PAGES	[***]
3161-000139	APU OIL QUANTITY LEVEL ON EICAS	[***]

P.A. No. 2126	Exhibit A-12, Page 11	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
3161-000141	ADDITIONAL ENVIRONMENTAL CONTROL SYSTEM (ECS) PARAMETERS - DISPLAY ON EICAS MAINTENANCE PAGE	[***]
3161-000144	GENERATOR OFF AND ENGINE OIL PRESSURE - EICAS ADVISORY LEVEL MESSAGES	[***]
3161-000147	ECS PRECOOLER OUTLET TEMPERATURE - (PW AND GE ENGINES) - DISPLAY ON EICAS	[***]
3161-000152	BULK CARGO COMPARTMENT TEMPERATURE - DISPLAY ON EICAS	[***]
3161-000154	RAM AIR OUTLET DOOR POSITION - DISPLAY ON EICAS	[***]
3161-000189	ENGINE FUEL FLOW - FULL TIME DISPLAY - LOWER EICAS DISPLAY	[***]
3162-000016	FLIGHT MODE ANNUNCIATION AT TOP OF ADI	[***]
3162-000021	AIRSPEED TAPE - ROLLING DIGITS AND TREND VECTOR - ADI	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000034	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET - ADI	[***]
3162-000054	ILS DEVIATION WARNING - ADI	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000066	TRUE AIRSPEED AND GROUND SPEED - NAVIGATION DISPLAY	[***]
3162-000070	WIND BEARING DIGITAL DISPLAY - NAVIGATION DISPLAY	[***]
3162-000081	ADF POINTER(S) - NAVIGATION DISPLAY	[***]
3221-000011	TORQUE ARM QUICK DISCONNECT - NOSE LANDING GEAR	[***]
3242A114B69	ANTISKID/AUTOBRAKE CONTROL UNIT (AACU) P/N 42-767-2 (S283T001-27) - INSTALLATION	[***]
3245-000230	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 24 PR, 235 MPH TIRES	[***]
3245A298A12	BRAKES - CARBON - MESSIER-BUGATTI	[***]
3245A438A27	OPERATIONAL TIRE SPEED LIMITS - 235MPH	[***]
3245A438A28	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER-BUGATTI - INSTALLATION WITH SFE 32 PR, 235 MPH TIRES.	[***]
3246-000005	BRAKE TEMPERATURE MONITORING SYSTEM	[***]
3320B657N77	MP - PASSENGER COMPARTMENT - REVISION - OUTBOARD OVERHEAD CLOSEOUT PANEL AREA LIGHT - LH/RH STA 792 - STA 813-95	[***]

P.A. No. 2126	Exhibit A-12, Page 12	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
3324-000117	NO-SMOKING LIGHT ON - HARD WIRE	[***]
3324B657H92	OVER AISLE EXIT SIGNS - PASSENGER CABIN	[***]
3324B657K03	MP - INFORMATION SIGNS - REPLACEMENT - STANDARD OVER AISLE EXIT SIGNS - PASSENGER CABIN	[***]
3342-000009	TAXI LIGHTS - NOSE GEAR MOUNTED - SPACE PROVISIONS	[***]
3350A704A30	EMERGENCY ESCAPE PATH LIGHTING - SEAT/MONUMENT MOUNTED	[***]
3350B657K04	MP - EMERGENCY ESCAPE PATH LIGLHTLING - REVISION - FLOOR MOUNTED INLIEU OF SEAT/MONUMENT MOUNTED - PASSENGER CABIN	[***]
3413-000027	MACH/AIRSPEED INDICATOR - TWO KNOT GRADUATIONS BELOW 250 KNOTS	[***]
3421-000042	FAA MACH/AIRSPEED LIMITS AND OVERSPEED ALERTING	[***]
3423-000006	STANDBY MAGNETIC COMPASS COMPENSATION FOR ELECTRICAL CIRCUITS (+/- 5 DEGREES)	[***]
3430-000187	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL - P/N 822-1152-002 - BFE/SPE	[***]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[***]
3443-000050	DUAL WEATHER RADAR CONTROL PANEL - ROCKWELL P/N 622-5130-114 - BFE/SPE	[***]
3443A065A34	DUAL WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR - ROCKWELL TRANSCEIVER P/N 622-5132-633 - BFE/SPE	[***]
3445A065A86	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-1293-002 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[***]
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	[***]
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	[***]
3446-000049	500 SMART CALLOUT INHIBITED	[***]
3446B800D17	GROUND PROXIMITY WARNING SYSTEM - MODE 6 ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, MINIMUMS	[***]
3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[***]
3453B866A16	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-003 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G6992-12 - BFE/SPE	[***]
3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[***]

P.A. No. 2126	Exhibit A-12, Page 13	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
3457-000219	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900/700 SERIES - ADF RECEIVER P/N 822-0299-001 - ADF ANTENNA P/N 622-5404-003 - BFE/SPE	[***]
3457-000289	DUAL ADF CONTROL PANEL - BOEING - 285T0557-2 - WITHOUT BFO OR TONE SWITCH - SFE	[***]
3461A425A03	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - OFFPATH DESCENT CIRCLES AND DISTANCE MEASURING EQUIPMENT RANGE RINGS DISPLAYED	[***]
3461A425A04	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SCANNING DME OPERATIONS - ENABLE	[***]
3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[***]
3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]
3461A425A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - TAKEOFF DATA LINK - ENABLE	[***]
3461A425A13	FMCS - AIRLINE MODIFIABLE INFORMATION (AMI) - CUSTOMER SUPPLIED	[***]
3461A425A16	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[***]
3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	[***]
3461A425A18	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - PRINTER INTERFACE - FANS FEATURE ACTIVATION	[***]
3511B899B48	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - CAPTAIN AND FIRST OFFICER - EROS - BFE/SPE	[***]
3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - FIRST OBSERVER - EROS - BFE/SPE	[***]
3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE - SECOND OBSERVER - EROS/SCOTT AVIATION - BFE/SPE	[***]
3611-000005	HAMILTON STANDARD - INTERMEDIATE PRESSURE (IP) CHECK VALVES - GE\P&W ENGINES	[***]
3811-000022	POTABLE WATER - SERVICEABLE TO 149 GALLONS	[***]
3831-000008	WASTE TANK CAPACITY - 116 GALLONS	[***]
3832-000031	VACUUM WASTE SYSTEM - ENVIROVAC TOILET ASSEMBLIES	[***]

P.A. No. 2126	Exhibit A-12, Page 14	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit A-12

Purchase Agreement No. 2126

Configuration Item Number	Title	2010 Dollars Follow On Price Per A/C
3910B800A77	CONTROL PANEL ARRANGEMENT - P8 AISLE STAND - FLIGHT DECK - LAN	[***]
4970-000046	APU CYCLEMETER - AFT ELECTRONIC EQUIPMENT (E/E) COMPARTMENT	[***]
4970-000047	APU HOURMETER - AFT ELECTRONIC EQUIPMENT (E/E) COMPARTMENT	[***]
5210-000024	TYPE A - III - III - A DOOR ARRANGEMENT	[***]
5300B657K48	MP - INSTALLATION OF SEAT TRACKS - BL 45.5 LEFT AND RIGHT - STA 389 TO STA 721.805	[***]
7200-000382	STANDARD FAN SPINNER - GE ENGINES	[***]
7200-000412	GE PROPULSION SYSTEM	[***]
7200A114C89	GENERAL ELECTRIC ENGINES - CF6-80C2-B6F - B6F RATING - WITH FADEC	[***]
7830-000012	MANUAL OPENING OF THRUST REVERSER ASSEMBLIES - GE CF6-80C2 ENGINES	[***]
7900-000117	LUBRICATING OIL - BP TURBO OIL 2380	[***]
8011-000006	HAMILTON STANDARD STARTERS AND STARTER VALVES - GE ENGINES	[***]
INT_ALLOWANCE	INTERIOR ALLOWANCE FOR ALL MINOR MODELS	[***]
MISC/FAA5	FIRE PENETRATION - BURNTHROUGH, FAR 25.865 (b)	[***]
OPTIONS: 298	TOTAL:	$7,426,400

P.A. No. 2126	Exhibit A-12, Page 15	SA-30
PA Exhibit A		Rev: 12/11/03

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ILK-0451

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters Letter Applicable to the 2012 Additional Aircraft

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1 “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price in accordance with the escalation formula reflected in Supplemental Exhibit AE1 2010$ to the Purchase Agreement entitled “Escalation adjustment - airframe and optional features”.

1.2 “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.3 “2012 Additional Aircraft” shall mean each or all three, as the case may be, of the three 767-316ER Aircraft (as previously defined in Supplemental Agreement No. 30 to the Purchase Agreement) scheduled for delivery in [***], respectively.

1.4 “Table 13” shall mean the table entitled “Aircraft Information Table 767-316ER Aircraft – 2010 $”.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Customer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	Credit Memoranda for the 2012 Additional Aircraft.

4.1 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer with a credit memorandum concurrently with the delivery of each 2012 Additional Aircraft, in description and amount which is identified in the credit memoranda table below.

Credit Memoranda Exclusive to the 2012 Additional Aircraft	Concession Stated as a Percentage of Airframe Price
Incentive Basic Credit Memorandum, STE	[***]
Incremental Aircraft Credit Memorandum, STE	[***]
Total Table 4.1 Credit Memoranda Exclusive to the 2012 Accelerated Aircraft	[***]

4.2 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer with a goods and services credit memorandum at the time of definitive agreement signing in the total amount of [***]

P.A. No. 2126	SA-30
Special Matters Letter Applicable to the 2012 Additional Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451

5.	Deferred Advance Payments for the 2012 Additional Aircraft.

5.1 The parties agree that, in respect of each 2012 Additional Aircraft, the Customer may elect a [***] deferred advance payment schedule as shown below (the Deferred Advance Payment Schedule Applicable for the 2012 Additional Aircraft) in lieu of the standard advance payment schedule set forth in Article 4.2 of the Purchase Agreement and in Table 13, (the Standard Advance Payment Schedule). The election must be made at the time of singing this SA-30.

Due Date of Payment*	Amount Due per Aircraft (percentage of Aircraft’s Advance Payment Base Price)

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Total Advance Payments	[***]

*	- unless otherwise indicated, refers to the number of months prior to the first day of the scheduled delivery month of the Aircraft.

5.2 The parties agree that Customer will pay interest to Boeing on the difference between the payments made pursuant to the Article 4.1 Deferred Advance Payment Schedule Applicable to the 2012 Additional Aircraft and the amount which would otherwise have been payable to Boeing under the Standard Advance Payment Schedule. Such interest shall accrue from and including the date on which such payments would have been due if there were no deferral up to the but excluding the date on which such amounts are paid in full. The rate used to calculate such interest shall be the three-

P.A. No. 2126	SA-30
Special Matters Letter Applicable to the 2012 Additional Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451

month London Interbank Offered Rate (LIBOR) as set forth in The Wall Street Journal, US edition, plus [***] basis points. The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially deferred, and will be reset every calendar quarter. Interest on unpaid amounts will be calculated using a 360 day year, and compounded quarterly.

6.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing’s prior written consent. Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement. Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality. A Party that is

i.	bound by a customary confidentiality agreement;

ii.	neither an airplane manufacturer nor an airline; and

iii.	responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

Without Boeing’s consent, Customer may represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, a financier credit memorandum equal to

(a) Concession ceiling for the passenger aircraft: [***]

P.A. No. 2126	SA-30
Special Matters Letter Applicable to the 2012 Additional Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451

(b) Concession ceiling for the freighter aircraft: [***]

escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE1 2010$ and in conformance with terms and conditions of this Letter Agreement. Insofar as such Financing Party is concerned, this Financier Credit Memorandum shall be in lieu of any other provision in the Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing or aircraft purchase financing could be provided, at Customer’s request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

7.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable

P.A. No. 2126	SA-30
Special Matters Letter Applicable to the 2012 Additional Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451

law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”; Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft”; and Article 6 herein, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

Very truly yours,

THE BOEING COMPANY

By:
Kathie S. Weibel

Its:	Attorney-In-Fact

P.A. No. 2126	SA-30
Special Matters Letter Applicable to the 2012 Additional Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 15 day of February of 2011.

LAN AIRLINES S.A.

By:
Mr. Armando Valdivieso

Its:

By:
Mr. Alejandro de la Fuente Goic

Its:	Chief Financial Officer

P.A. No. 2126	SA-30
Special Matters Letter Applicable to the 2012 Additional Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

LAN-2126-LA-1103777

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Seller Purchased Equipment for 2012 Aircraft

Reference:	a) Purchase Agreement No. 2126 (Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316ER, 767-3SEF,and Model 767-316F aircraft (Aircraft).

b) Letter Agreement 2126-1, “Seller Purchased Equipment”

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

For purposes of this Letter Agreement “2012 Aircraft” are the 2012 Accelerated Aircraft and the 2012 Additional Aircraft. Reference b) Letter Agreement continues to apply to the SPE equipment for the 2012 Aircraft. The additional terms provided in the Letter Agreement apply only to the Contour seats and the BE Aerospace seats.

1.	Change in seat suppliers.

1.1 Customer has decided to change seat suppliers to Contour for business class and BE Aerospace for economy class.

1.2 Boeing has agreed to the change in seat suppliers for the 2012 Aircraft and has agreed that the change can be offered as a Seller Purchased Equipment program under certain conditions.

1.2.1 Notwithstanding the waiver language in Article 1, paragraph 2 of Letter Agreement 2126-1, [***]. This fee covers future Contour and BE Aerospace seats with the same part numbers and installed in Aircraft with the same interior configuration as the 2012 Additional Aircraft provided Contour and BE Aerospace are offerable seat supplier at the time the new aircraft purchase is made.

P.A. No. 2126	SA-30
Seller Purchased Equipment for 2012 Aircraft	02/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

LA-1103776

2.	Missed Seat On Dock Dates.

2.1 If the seats miss their on-dock date and the delivery of a 2012 Aircraft is delayed for that reason, Customer is responsible for the storage fee.

2.1.1 Boeing agrees to store the 2012 Aircraft on a short term basis for up to 30 days and Customer agrees to pay Boeing’s storage fee [***].

2.1.2 If the storage is likely to extend beyond 30 days the parties will mutually agree on whether to extend the short term storage by Boeing beyond the initial 30 days or seek long term storage at a facility outside of Boeing.

2.1.3 Boeing agrees to waive the first fourteen days of the short term storage fee.

2.2 In addition, Customer will pay interest to Boeing on the unpaid Aircraft Price as shown on the 2012 Aircraft delivery invoice. For avoidance of doubt this would be the Aircraft Price as defined in paragraph 2.1.8 of AGTA-LAN minus advance payments already paid to Boeing and credit memoranda provided as part of the invoicing documents. Such interest shall accrue from and including the date on which such 2012 Aircraft was scheduled to deliver up to but excluding the date of delivery. The rate used to calculate such interest shall be the three-month London Interbank Offered Rate (LIBOR) as set forth in the Wall Street Journal, US edition, [***] basis points. The effective rate will be the rate in effect on the first business day of the calendar quarter in which the 2012 Aircraft was scheduled to deliver and will be reset every calendar quarter. Interest on unpaid amounts will be calculated using a 360 day year, and compounded quarterly.

2.2.3 Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this

P.A. No. 2126	SA-30
Seller Purchased Equipment for 2012 Aircraft	02/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

LA-1103776

Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”; Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft”; Article 6 of Letter Agreement 6-1162-ILK-0451 entitled “Special Matters Applicable to the 2012 Additional Aircraft”, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

P.A. No. 2126	SA-30
Seller Purchased Equipment for 2012 Aircraft	02/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

LA-1103776

Very truly yours,

THE BOEING COMPANY

Original signed by

By:
Kathie S. Weibel

Its:	Attorney-In-Fact

P.A. No. 2126	SA-30
Seller Purchased Equipment for 2012 Aircraft	02/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

LA-1103776

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 15 day of February of 2011.

LAN AIRLINES S.A.

Original signed by

By:
Armando Valdivieso

Its:	Gerente General de Pasajeros

Original signed by

By:
Damian Scokin

Its:	Gerente General Negocio Internacional

P.A. No. 2126	SA-30
Seller Purchased Equipment for 2012 Aircraft	02/11

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

Supplemental Agreement No. 31 (“SA-31”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the 10th day of May 2011, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”) which agreement, including all tables, exhibits, supplemental exhibits and specifications thereto, together with all letter agreements then or thereafter entered into that by their terms constitute part of such purchase agreement and as such purchase agreement may be amended or supplemented from time to time, is hereinafter called the “Purchase Agreement;”

WHEREAS, Customer wishes to purchase five (5) aircraft scheduled for delivery in [***] in the 767-316ER configuration (hereinafter referred to as “2013 Aircraft”), and incorporate such aircraft into the Purchase Agreement;

WHEREAS, Boeing and Customer have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

P.A. 2126	Page 1	SA-31

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

1. Table of Contents, Articles, Tables, Exhibits and Supplemental Exhibits:

1.1. Table of Contents. The “Table of Contents” to the Purchase Agreement is deleted in its entirety and the new “Table of Contents”, attached hereto, is substituted in lieu thereof to reflect the changes made by this Supplemental Agreement 31 (SA-31).

1.2. Customer is developing a new configuration with 30 Contour business class seats and 191 BE Aerospace economy class seats and Panasonic inflight entertainment equipment (New Configuration). The configuration and pricing of SA-31 is based on Customer’s Aircraft serial number 37802, block number VS925. The parties will enter into a new supplemental agreement to update Table 14 “Aircraft Information Table 767-316ER 2013 Aircraft 2010$” and the Exhibit A, “Aircraft Configuration” as soon as Customer has agreed on the changes representing the New Configuration.

1.3. Table 14 “Aircraft Information Table 767-316ER 2013 Aircraft 2010$”. Table 14 provides the scheduled delivery month, price and Advance Payments applicable to the 2013 Aircraft.

1.4. Exhibit A-12 “Aircraft Configuration”. Exhibit A-l2 provides the aircraft configuration for the 2013 Aircraft for pricing purposes.

1.4.1.	The 2013 Aircraft will be configured to the New Configuration.

1.4.2.	If Customer provides Boeing with written notice by the date specified in column B of the table below for a 2013 Aircraft specified in column A of the table below, then Customer may select a configuration of 18 Contour business class seats and 220 BE Aerospace economy class seats and Panasonic IFE (Alternate Configuration) for such applicable 2013 Aircraft as the first instance of this configuration. Once Customer has selected the Alternate Configuration for one of the specified 2013 Aircraft, subsequent 2013 Aircraft specified in Column A may also be selected for the Alternate Configuration with written notice by the date specified in column C of the table below for a 2013 Aircraft specified in column A of the table below.

P.A. 2126	Page 2	SA-31

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

Column A Delivery Month	Column B Due Date for Customer’s Notice of Alternate Configuration Selection for the 2013 Aircraft Specified in Column A (first instance)	Column C Due Date for Customer’s Notice of Alternate Configuration Selection for the 2013 Aircraft Specified in Column A (subsequent instance)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

1.5. Supplemental Exhibit BFE2, “BFE Variables”, attached hereto, provides the BFE preliminary on-dock dates for the 2012 Aircraft and the 2013 Aircraft.

2. Restricted Letter Agreements.

2.1. Letter Agreement 6-1162-ILK-0385 R2 entitled “Performance Guarantees Relating to the 2011 Accelerated Aircraft and 2012 Aircraft” provides the performance guarantees for the 2013 Aircraft. The title of the Letter Agreement is revised to “Performance Guarantees Relating to the 2011 Accelerated Aircraft, 2012 and 2013 Aircraft”.

2.2. Letter Agreement 6-1162-ILK-451 entitled “Special Matters Letter Applicable to the 2012 Additional Aircraft” is revised to provide the terms and conditions, including the economic considerations, applicable to each 2013 Aircraft. The revised Letter Agreement, 6-1162-ILK-451R1, is attached hereto.

2.3. Letter Agreement LA-11033876, “Option Aircraft”, attached hereto, is added to the Purchase Agreement.

3. Payment Due at Effective Date of this Supplemental Agreement.

To effect the implementation of this SA-31, payments to Boeing are due by Customer. Customer has elected the [***] deferred schedule shown in Letter Agreement 6-1162-ILK-0451R1 paragraph 5.1. Therefore [***] is owed at signing of this SA-31.

4. Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and

P.A. 2126	Page 3	SA-31

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”, Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Relating to 2012 Accelerated Aircraft”, Article 6 of Letter Agreement 6-1162-ILK-00451 entitled “Special Matters Relating to 2012 Additional Aircraft” and Article 7 of Letter Agreement 6-1162-ILK-00451R1 entitled “Special Matters Relating to 2012 Additional Aircraft and 2013 Aircraft, Customer will not disclose this Supplemental Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

P.A. 2126	Page 4	SA-31

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

Original Signed by		Original Signed by

By:		By:
	Ms. Irma L. Krueger		Roberto Alvo

Its	Attorney-In-Fact	Its:	Senior VP Corporate Planning & Development

Original Signed by

By:
Armando Valdivieso

		Its:	Gerente General de Pasajeros

P.A. 2126	Page 5	SA-31

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. 2126	SA-31

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement
ARTICLES
1.	Quantity, Model and Description	24
2.	Delivery Schedule	24
3.	Price	24
4.	Payment	24
5.	Miscellaneous	24
6.	Confidentiality	24

TABLE
1.	Aircraft Information Table 767 300ER Aircraft – 1995$	1
2.	Aircraft Information Table 767 300F Aircraft – 1997$	1
3.	Aircraft Information Table 767 300F Aircraft – 1998$	8
4.	Aircraft Information Table 767 300F Aircraft – 1999$	11
5.	Aircraft Information Table 767 300F Aircraft – 2003$	18
6.	Aircraft Information Table 767 316ER Aircraft – 2003$	21
7.	Aircraft Information Table 767 300F Aircraft – 2004$	24
8.	Aircraft Information Table 767 316ER Aircraft – 2004$	22
9.	Aircraft Information Table 767 316ER Aircraft – 2005 $	22
10.	Aircraft Information Table 767-316ER Aircraft – 2006 $	25
11.	Aircraft Information Table 767-316ER Aircraft – 2008 $	28
12.	Aircraft Information Table 767-316F Aircraft – 2008 $: DELETED	29
13.	Aircraft Information Table 767-316ER Aircraft – 2010 $	30
14.	Aircraft Information Table 767-316ER 2013 Aircraft – 2010 $	31

EXHIBITS
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – 2003$	15
A-5	Aircraft Configuration 767-316ER Aircraft – 2003$	17
A-6	Aircraft Configuration 767-316ER Aircraft – 2004$	22
A-7	Aircraft Configuration 767-316ER Aircraft – 2005$	22
A-8	Aircraft Configuration 767-316ER Aircraft – 2006$	23
A-9	Aircraft Configuration 767-316ER Aircraft – 2008$	24
A-10	Aircraft Configuration 767-316F Aircraft – 2008$: DELETED	28
A-11	Aircraft Configuration 767-316ER Aircraft – 2010$	29
A-12	Aircraft Configuration 767-316ER Aircraft – 2010$	31 (Art 1.4)
B.	Aircraft Delivery Requirements and Responsibilities	1

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BOEING PROPRIETARY

		Supplemental Agreement (s)
SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	30
BFE2.	BFE Variables for 2012 and 2013 Aircraft	31
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
EE1-2006$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2008$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2010$	Engine Escalation, Engine Warranty & Patent Indemnity	29
SLP1.	Service Life Policy Components
AE1	Escalation adjustment-airframe and optional features	22
AE1 2008$	Escalation adjustment-airframe and optional features	24
AE1 2010$	Escalation adjustment-airframe and optional features	29

LETTER AGREEMENTS
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	Option Aircraft	13

RESTRICTED LETTER AGREEMENTS
6-1162-DMH-350	Performance Guarantees
6-1162-DMH-351	Promotion Support
6-1162-DMH-472	Performance Guarantees	1
6-1162-DMH-475	Configuration Matters	1
6-1162-DMH-1031R2	Special Provisions for Advance Payments	9
6-1162-LAJ-311	Special Matters Relating to the July 2001 and September 2001 Aircraft	11
6-1162-LAJ-956	Special Matters Relating to four 2006 Delivery Aircraft (February 4, 2005)
6-1162-LAJ-0895R6	Business Considerations	23
6-1162-ILK-0002R4	Special Matters Relating to Advance Payments Requirements	21
6-1162-ILK-0381 R2	Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	29 DELETED
6-1162-ILK-0382	No longer applicable	26
6-1162-ILK-0383 R1	Aircraft Model Substitution Relating to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	26

P.A. 2126	SA-31

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement (s)
RESTRICTED LETTER AGREEMENTS, continued
6-1162-ILK-0384 R2	16G Seats	27
6-1162-ILK-0385 R2	Performance Guarantees Relating to the 2011, Accelerated Aircraft, 2012 and 2013 Aircraft	31(Art 2.1)
6-1162-ILK-0388	Option Aircraft – DELETED	28 (Art 6.2)
6-1162-ILK-0412	Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009	25
6-1162-ILK-0413	[***]	25
6-1162-KSW-6423	Special Matters Letter Applicable to the Incremental Aircraft	27
6-1162-KSW-6424	Aircraft Model Substitution Relating to the Incremental Aircraft	27
6-1162-KSW-6456	Performance Guarantees for Substitute 767 Freighter Aircraft: DELETED	29
6-1162-ILK-0450	Special Matters Letter Applicable to the 2012 Accelerated Aircraft	29
6-1162-ILK-0451	Special Matters Letter Applicable to the 2012 Additional Aircraft	30
6-1162-ILK-0451R1	Special Matters Letter Applicable to the 2012 Additional Aircraft and 2013 Aircraft	31
LA-1103777	Seller Purchased Equipment for 2012 Aircraft	30
LA-11033876	Option Aircraft	31

P.A. 2126	SA-31

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Aircraft Information Table No. 14 for 2013 Aircraft

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412000 pounds	Detail Specification:	D019T001-L (2/10/2010)	*
Engine Model/Thrust: CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10		ECI-MFG/CPI
Airframe Price:	$125,875,000	Engine Price Base Year/Escalation Formula:	Jul-10		GE CF6-80 & GE90 (99 rev.)
Optional Features:	$7,426,400

Sub-Total of Airframe and Features:	$133,301,400	Airframe Escalation Data:

Engine Price (Per Aircraft):	$23,557,799	Base Year Index (ECI):	106.8
Aircraft Basic Price (Excluding BFE/SPE):	$156,859,199	Base Year Index (CPI):	215.6

Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:	$6,400,000	Base Year Index (CPI):	133.190
Refundable Deposit/Aircraft at Proposal Accept:	$0

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	1.0499	1.098	41993	$172,539,000	$1,725,390	$6,901,560	$8,626,950	$51,761,700
[***]	1	1.0555	1.106	41994	$173,510,000	$1,735,100	$6,940,400	$8,675,500	$52,053,000
[***]	1	1.0619	1.115	41995	$174,616,000	$1,746,160	$6,984,640	$8,730,800	$52,384,800
[***]	1	1.0638	1.118	41996	$174,952,000	$1,749,520	$6,998,080	$8,747,600	$52,485,600
[***]	1	1.068	1.124	41997	$175,680,000	$1,756,800	$7,027,200	$8,784,000	$52,704,000
Total:	5

*	This pricing is based on Customer's Aircraft with serial number 37802, block number VS925. This will be revised to reflect Customer's New Configuration.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Supplemental Exhibit BFE2

to Purchase Agreement Number PA-2126

LAN-PA-2126		SA-31
	BOEING PROPRIETARY	Supp. Exh. BFE2, Page 1

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 767-316ER AIRCRAFT

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (Suites)	Complete

Seats (F/C, B/C, Premium E/C)	Complete

Seats (Economy class)	Complete

Overhead & Audio System	Complete

In-Seat Video System	Complete

Miscellaneous Emergency Equipment	Complete

LAN-PA-2126		SA-31
	BOEING PROPRIETARY	Supp. Exh. BFE2, Page 2

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

2.	On-dock Dates and Other Information.

Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates [Month of Delivery]
	[***]	[***]	[***]	[***]	[***]
Seats	[***]	[***]	[***]	[***]	[***]
Galleys Furnishings	[***]	[***]	[***]	[***]	[***]
Electronics	[***]	[***]	[***]	[***]	[***]
Cabin Systems Equipment	[***]	[***]	[***]	[***]	[***]
Miscellaneous/Emergency Equipment	[***]	[***]	[***]	[***]	[***]
Textiles/Raw Materials	[***]	[***]	[***]	[***]	[***]

Item	Preliminary On-Dock Dates [Month of Delivery]
	[***]	[***]	[***]	[***]	[***]
Seats	[***]	[***]	[***]	[***]	[***]
Galleys Furnishings	[***]	[***]	[***]	[***]	[***]
Electronics	[***]	[***]	[***]	[***]	[***]
Cabin Systems Equipment	[***]	[***]	[***]	[***]	[***]
Miscellaneous/Emergency Equipment	[***]	[***]	[***]	[***]	[***]
Textiles/Raw Materials	[***]	[***]	[***]	[***]	[***]

LAN-PA-2126		SA-31
	BOEING PROPRIETARY	Supp. Exh. BFE2, Page 3

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

3.	Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

LAN-PA-2126		SA-31
	BOEING PROPRIETARY	Supp. Exh. BFE2, Page 2

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

6-1162-ILK-0451R1

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters Letter Applicable to the 2012 Additional Aircraft and 2013 Aircraft

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1 “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price in accordance with the escalation formula reflected in Supplemental Exhibit AE1 2010$ to the Purchase Agreement entitled “Escalation adjustment - airframe and optional features”.

1.2 “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.3 “2012 Additional Aircraft” shall mean each or all three, as the case may be, of the three 767-316ER Aircraft (as previously defined in Supplemental Agreement No. 30 to the Purchase Agreement) scheduled for delivery in [***].

1.4 ““2013 Aircraft” shall mean each or all five, as the case may be, of the five 767-316ER Aircraft (as previously defined in [***], respectively.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

1.5 Table 13 shall mean the table entitled “Aircraft Information Table 767-316ER Aircraft – 2010 $”as revised.

1.6 Table 14 shall mean the table entitled “Aircraft Information Table 767-316ER 2013 Aircraft – 2010 $”as revised

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Customer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is 6 months or the remainder of the initial warranty period, whichever is longer.

4.	Credit Memoranda for the 2012 Additional Aircraft and 2013 Aircraft.

4.1 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer with a credit memorandum concurrently with the delivery of each 2012 Additional Aircraft and 2013 Aircraft, in description and amount which is identified in the credit memoranda table below.

Credit Memoranda Exclusive to the 2012 Additional Aircraft and the 2013 Aircraft	Concession Stated as a Percentage of Airframe Price
Incentive Basic Credit Memorandum, STE	[***]
Incremental Aircraft Credit Memorandum, STE	[***]
Total Table 4.1 Credit Memoranda Exclusive to the 2012 Additional Aircraft and 2013 Aircraft	[***]

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

4.2 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide Customer with a goods and services credit memorandum at the time of definitive agreement signing of SA-30 in the total amount of [***].

4.3 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide Customer with a goods and services credit memorandum [***].

5.	Deferred Advance Payments for 2012 Additional Aircraft and 2013 Aircraft.

5.1 The parties agree that, in respect of each 2012 Additional Aircraft and 2013 Aircraft, Customer may elect a [***] deferred advance payment schedule as shown below (the Deferred Advance Payment Schedule Applicable for the 2012 Additional Aircraft and 2013 Aircraft) in lieu of the standard advance payment schedule set forth in Article 4.2 of the Purchase Agreement and in Table 13 and Table 14, as applicable, (the Standard Advance Payment Schedule). Customer has elected the [***] schedule for its 2012 Additional Aircraft and 2013 Aircraft.

Due Date of Payment*	Amount Due per Aircraft (percentage of Aircraft’s Advance Payment Base Price)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
*	- unless otherwise indicated, refers to the number of months prior to the first day of the scheduled delivery month of the Aircraft.

5.2 The parties agree that Customer will pay interest to Boeing on the difference between the payments made pursuant to the Article 5.1 Deferred Advance Payment Schedule Applicable to the 2012 Additional Aircraft and 2013 Aircraft and the amount which would otherwise have been payable to Boeing under the Standard Advance Payment Schedule. Such interest shall accrue from and including the date on which such payments would have been due if there were no deferral up to the but excluding the date on which such amounts are paid in full. The rate used to calculate such interest shall be

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

the three-month London Interbank Offered Rate (LIBOR) as set forth in The Wall Street Journal, US edition, [***]. The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially deferred, and will be reset every calendar quarter. Interest on unpaid amounts will be calculated using a 360 day year, and compounded quarterly.

6.	Delivery Flexibility for 2013 Aircraft.

Boeing reserves the right to accelerate or delay the delivery months by up to [***]. Boeing must exercise the right by providing written notice to Customer on or before eighteen (18) months prior to the delivery month.

7.	16G Compliant Seats for the 2013 Aircraft.

The parties agree that both the New Configuration and the Alternate Configuration (if selected by the Customer for any of the specified 2013 Aircraft) comply with enacted RIN 2120-AC84, Improved Seats in Air Carrier Transport Category Airplanes. Accordingly, Letter Agreement 6-1162-ILK-0384R2 does not apply to any of the 2013 Aircraft.

8.	SPE Fee Clarification.

The fee charged in Article 1.2.1 of Letter Agreement 1103776 entitled Seller Purchased Equipment (SPE) for 2012 Aircraft shall not apply to the 2013 Aircraft. For the avoidance of doubt, Boeing will [***]. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any Customer initiated change to the configuration of the Aircraft shall be subject to price and offerability through Boeing's master change or other process for amendment of the Purchase Agreement including an SPE charge equal to [***] of the SPE cost. Notwithstanding any of the preceding, the parties agree that the aggregate amount for the SPE fee shall not exceed [***] without written mutual agreement.

9.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing's prior written consent. Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement. Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality. A Party that is

i.	bound by a customary confidentiality agreement;

ii.	neither an airplane manufacturer nor an airline; and

iii.	responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

Without Boeing’s consent, Customer may represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, a financier credit memorandum equal to

(a)	Concession ceiling for the passenger aircraft: [***]

(b)	Concession ceiling for the freighter aircraft: [***]

escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE1 2010$ and in conformance with terms and conditions of this Letter Agreement. Insofar as such Financing Party is concerned, this Financier Credit Memorandum shall be in lieu of any other provision in the Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing or aircraft purchase financing could be provided, at Customer’s request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

10.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

Scheduled to Deliver in 2009”; Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft”; Article 6 of Letter Agreement 6-1162-ILK-0451 entitled Special Matters Applicable to the 2012 Additional Aircraft and Article 7 herein, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

Very truly yours,

THE BOEING COMPANY

Original signed by

By:

                    Ms. Irma L. Krueger

Its:                 Attorney-In-Fact

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 10th day of May of 2011.

LAN AIRLINES S.A.

Original signed by

By:

                        Roberto Alvo

Its: Senior VP Corporate Planning & Development

Original signed by

By:

                        Armando Valvieso

Its:                 Gerente General de Pasajeros

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN-2126-LA-1103876

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 2126 (Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

4.	Right to Purchase Option Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the 2013 Aircraft, Customer will have the option to purchase additional Model 767-316ER aircraft as option aircraft (Option Aircraft).

5.	Delivery.

The number of aircraft and delivery quarters are listed in Attachment 1 to this Letter Agreement. The delivery month within the quarter will be identified at option exercise. Boeing will provide Customer with delivery month information for each aircraft in Attachment 1 to this Letter Agreement [***].

6.	Configuration.

6.1 Subject to the provisions of Article 3.2, below, the configuration for the Option Aircraft will be the Detail Specification for model 767-316ER aircraft at the revision level in effect at the time of Definitive Agreement. Such Detail Specification will be revised to include (i) changes applicable to the basic Model 767-300ER which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

6.2 Boeing reserves the right to configure the Option Aircraft starting from a different configuration specification, provided that it can achieve the same configuration which would result pursuant to the provisions of Article 3.1 provided, however, that there is no adverse economic impact for the Customer.

7.	Price.

7.1 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall be determined in accordance with the

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

provisions of the Purchase Agreement using Boeing’s then current prices as of the date of execution of the Definitive Agreement. Since the Option Exercise Date for all Option Aircraft is July 1, 2010, all the Option Aircraft will be priced in 2010 dollars.

7.2 The Airframe Price, Engine Price, Optional Features Prices, and Aircraft Basic Price for each of the Option Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (Escalation Adjustment) of the AGTA.

7.3 The Advance Payment Base Price shall be developed in accordance with the terms of the Purchase Agreement and determined at the time of Definitive Agreement.

8.	Business Considerations for Option Aircraft.

The Option Aircraft will receive the same business considerations as the 2013 Aircraft which are from Letter Agreement 6-1162-ILK-0451R1 paragraph 4.1 the [***] Table 4.1 Credit Memoranda and from paragraph 4.3 the [***] per Option Aircraft goods and services credit memorandum.

9.	Payment.

9.1 Customer will pay a non-refundable option deposit to Boeing [***] per Option Aircraft (Option Deposit) on the date of execution of this Letter Agreement. This Option Deposit has been reduced from [***] standard option deposit because Customer has accepted the Boeing Call Rights discussed in paragraph 8 below and the Delivery Flexibility for 2013 Aircraft in paragraph 6 of Letter Agreement 6-1162-ILK-0451R1. The Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

9.2 At Definitive Agreement for the Option Aircraft, advance payments will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

9.3 For the avoidance of doubt, if Customer exercises its rights in an Option Aircraft, then Customer may elect a [***] deferred advance payment schedule specified in Article 5.2 of Letter Agreement 6-1162-ILK-0451R1 entitled “Special Matters Letter Applicable to the 2012 Additional Aircraft and 2013 Aircraft” for each such Option Aircraft.

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

10.	Option Exercise.

10.1 Customer may exercise an option by giving written notice to Boeing on or before the [***]. (Option Exercise Date).

10.2 If Boeing must make production decisions which are dependent on Customer's exercising an option earlier than the Option Exercise Date, Boeing may accelerate the Option Exercise Date and/or the delivery date for the Option Aircraft subject to Customer's agreement. If Boeing and Customer fail to agree to a revised Option Exercise Date and/or delivery date, either party may terminate the option and Boeing will refund to Customer, without interest, any Option Deposit and advance payments, if any, received by Boeing with respect to the terminated Option Aircraft.

11.	Boeing Call Rights.

11.1 The Option Aircraft delivery dates identified in the Attachment are subject to a call notice by Boeing (Call Options). At any time prior to the Option Exercise Date for such Call Options, Boeing may provide to Customer written notice that such Call Option(s) must be exercised by Customer within thirty (30) days of Boeing’s written notice. Should Customer not exercise its option within such thirty (30) days of Boeing’s written notice, Boeing may terminate the option and refund to Customer, without interest, any deposit and advance payments, if any, received by Boeing with respect to the terminated Option Aircraft.

11.2 Boeing shall only have the right to issue a call notice for the Call Options when it has reason to believe that such delivery positions for such Call Options will be purchased by another customer as a firm sale. In consideration for this call right, the Option Deposit for such Call Options is reduced as reflected in the Attachment.

12.	Definitive Agreement.

Following Customer’s exercise of an option and Boeing’s confirmation of delivery positions Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft (Definitive Agreement) within sixty (60) calendar days of such exercise. The Definitive Agreement will include the provisions of the

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within sixty (60) days following option exercise, either party may terminate the option to purchase such Option Aircraft by giving written notice to the other within five (5) days. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will retain the Option Deposit for that Option Aircraft and shall have no further obligation with respect to that Option Aircraft.

13.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the 2013 Aircraft and cannot be assigned in whole or, in part.

14.	Confidential Treatment.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 8 of Letter Agreement 6-1162-ILK-0381R2 entitled “Special Matters Letter Applicable to the 2011 Accelerated Aircraft”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

Three Aircraft Originally Scheduled to Deliver in 2009”; Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft”; Article 6 of Letter Agreement 6-1162-ILK-0451 entitled Special Matters Applicable to the 2012 Additional Aircraft and Article 7 of Letter Agreement 6-1162-ILK-0451R1 entitled “Special Matters Applicable to the 2012 Additional Aircraft and 2013 Aircraft”, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

Very truly yours,

THE BOEING COMPANY

Original signed by

By:

                Ms. Irma L. Krueger

Its:           Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 10th day of May of 2011.

LAN AIRLINES S.A.

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0451R1

Original signed by

By:

                        Roberto Alvo

Its: Senior VP Corporate Planning & Development

Original signed by

By:

                        Armadno Valdivieso

Its: Gerente General de Pasajeros

P.A. No. 2126	SA-31
Special Matters Letter: 2012 Additional Aircraft & 2013 Aircraft

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Attachment 1 to Letter Agreement 1103876

767-316ER Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412000 pounds	Detail Specification:	D019T001-L (2/10/2010)*
Engine Model/Thrust: CF6-80C2B6F	60200 pounds	Airframe Price Base Year/Escalation Formula:	Jul-10	ECI-MFG/CPI
Airframe Price:	$125,875,000	Engine Price Base Year/Escalation Formula:	Jul-10	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$7,426,400

Sub-Total of Airframe and Features:	$133,301,400	Airframe Escalation Data:

Engine Price (Per Aircraft):	$23,557,799	Base Year Index (ECI):	106.8
Aircraft Basic Price (Excluding BFE/SPE):	$156,859,199	Base Year Index (CPI):	215.6

Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$6,400,000	Base Year Index (CPI):	133.190
Nonrefundable Option Deposit:	$790,000

					Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	1.0555	1.106	$173,510,000	$945,100	$6,940,400	$8,675,500	$52,053,000
[***]	1	1.068	1.124	$175,680,000	$966,800	$7,027,200	$8,784,000	$52,704,000
[***]	1	1.068	1.124	$175,680,000	$966,800	$7,027,200	$8,784,000	$52,704,000
[***]	1	1.0731	1.132	$176,581,000	$975,810	$7,063,240	$8,829,050	$52,974,300
Total:	4

Notes:	The midmonth of each quarter was used for pricing purposes. When an Option is exercised, the delivery month within the quarter will be assigned.
*	[***].
*	Pricing has been based on Customer's Aircraft serial number 37802, block number VS925. This will be revised to reflect Customer's New Configuration.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

Supplemental Agreement No. 32 (“SA-32”)

to

Purchase Agreement No. 2126

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF and Model 767-316F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the_22nd day of December 2011, by and between THE BOEING COMPANY, a Delaware corporation (hereinafter called “Boeing”), and LAN Airlines S.A., a Chilean corporation (hereinafter called “Customer”);

W I T N E S S E T H:

WHEREAS, the parties entered into that certain Purchase Agreement No. 2126, dated as of January 30, 1998 relating to the purchase and sale of Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F aircraft (hereinafter referred to as “Aircraft”) which agreement, as amended and supplemented, together with all tables, exhibits, supplemental exhibits and specifications and letter agreements related or attached thereto by Supplemental Agreements No. 1 through No. 31, is hereinafter called the “Purchase Agreement;”

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to exercise two (2) 767-316ER Option Aircraft to two (2) firm 767-316ER Aircraft with scheduled delivery months of [***] (hereinafter referred to as “2013 Additional Aircraft”);

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to terminate the two (2) remaining 767-316ER Option Aircraft and transfer the Option Deposits for the total four (4) 767-316ER Option Aircraft to the Advance Payments due for the 2013 Additional Aircraft, described above;

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the updated configuration for thirteen (13) firm Aircraft;

P.A. 2126	1	SA-32

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

WHEREAS, Customer and Boeing have agreed to replace Table 2 787-8 aircraft with Table 6 787-8 aircraft in Supplemental Agreement No. 3 to the Purchase Agreement 3256; and

WHEREAS, Customer and Boeing have agreed to amend the Purchase Agreement to incorporate the above changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to amend the Purchase Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits and Supplemental Exhibits:

1.1. Table of Contents. The “Table of Contents” to the Purchase Agreement is deleted in its entirety and a new “Table of Contents”, is attached hereto to reflect the changes made by this Supplemental Agreement 32.

1.2. Revision of Table 13. “Aircraft Information Table 13 for 2012 Aircraft” is deleted in its entirety and replaced with a new “Table 13 Aircraft Information for 2012 Aircraft—SA32” to reflect Aircraft configuration of Exhibit A-13, which is a new interior with 30 Contour business class seats and 191 BE Aerospace economy class seats and Panasonic in-flight entertainment equipment (“New Configuration”).

1.2.1. For clarification purposes, the new Table 13 Aircraft in this SA-32 to the Purchase Agreement includes the three (3) 2012 Accelerated Aircraft as defined in SA-29 and the three (3) 2012 Additional Aircraft as defined in SA-30 to the Purchase Agreement (“2012 Aircraft”).

1.3. Revision of Table 14. “Aircraft Information Table 14 for 2013 Aircraft” is deleted in its entirety and replaced with a new “Table 14 Aircraft Information for 2013 Aircraft—SA32” to reflect the New Configuration and add the 2013 Additional Aircraft.

1.3.1. For clarification purposes, the new Table 14 Aircraft in this SA-32 to the Purchase Agreement includes the five (5) 2013 Aircraft as defined in SA-31 and the two (2) 2013 Additional Aircraft defined in this SA-32 to the Purchase Agreement.

1.4. Exhibit A-13 “Aircraft Configuration”. Exhibit A-l3 provides the aircraft configuration for new Table 13 and new Table 14 Aircraft and reflects thirty (30) Contour business class seats, one hundred ninety-one (191) BE Aerospace economy class seats and Panasonic EX2 in-flight entertainment equipment.

P.A. 2126	2	SA-32

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

1.5. Revision of Supplemental Exhibit BFE2. “BFE Variables” is revised to add the BFE preliminary on-dock dates for the 2013 Additional Aircraft.

2. Restricted Letter Agreement.

2.1. Letter Agreement 6-1162-ILK-0385 R2 entitled “Performance Guarantees Relating to the 2011 Accelerated Aircraft, 2012 and 2013 Aircraft” is deleted in its entirety and replaced with 6-1162-ILK-0385R3 “Performance Guarantees Relating to the 2011 Aircraft, 2012 Aircraft, 2013 Aircraft and 2013 Additional Aircraft” to clearly define the Aircraft in the cover letter and to correct references to other Letter Agreements included in the confidentiality paragraph.

2.1.1.	For avoidance of doubt, the content of the Attachment to Letter Agreement 6-1162-ILK-0385R3 is unchanged from SA-27, only the Letter Agreement reference has been updated to reflect the current revision.

2.2 Letter Agreement 6-1162-ILK-451R1 entitled “Special Matters Letter Applicable to the 2012 Additional Aircraft” is revised to provide the terms and conditions, including the economic considerations, applicable to each 2013 Aircraft and 2013 Additional Aircraft. The revised Letter Agreement, 6-1162-ILK-451R2 and with its Attachment A, is attached hereto.

2.3 Letter Agreement LA-1103876 entitled “Option Aircraft” is no longer applicable and is deleted in its entirety in this SA-32.

3. Payment Due at Effective Date of this Supplemental Agreement.

To effect the implementation of this SA-32, payments to Boeing are due by Customer. Customer has elected the [***] deferred schedule shown in Letter Agreement 6-1162-ILK-0451R2 paragraph 5.1.

[***].

Therefore, [***] is owed by Customer to Boeing at signing of this SA-32.

4. Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Supplemental Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information

P.A. 2126	3	SA-32

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Supplemental Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Supplemental Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”, Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Relating to 2012 Accelerated Aircraft”, Article 6 of Letter Agreement 6-1162-ILK-00451 entitled “Special Matters Relating to 2012 Additional Aircraft”, Article 9 to Letter Agreement 6-1162-ILK0451R1 entitled “Special Matters Applicable to the 2012 Additional Aircraft and 2013 Aircraft” and Article 13 of Letter Agreement 6-1162-ILK-00451R2 entitled “Special Matters Relating to 2012 Additional Aircraft and 2013 Aircraft”, Customer will not disclose this Supplemental Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

P.A. 2126	4	SA-32

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Exhibit 4.2.5

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		LAN AIRLINES S.A.

Original Signed by		Original signed by

By:		By:
	Melanie A. Gauthier		Roberto Alvo

Its	Attorney-In-Fact	Its:	Senior VP Corporate Planning & Development

Original Signed by

By:
Andres Del Valle E.

		Its:	Corporate Finance Director

P.A. 2126	5	SA-32

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

PURCHASE AGREEMENT NUMBER 2126

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Relating to Boeing Model 767-316ER, Model 767-38EF, and Model 767-316F Aircraft

P.A. 2126	SA-32

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement
ARTICLES
1.	Quantity, Model and Description	24
2.	Delivery Schedule	24
3.	Price	24
4.	Payment	24
5.	Miscellaneous	24
6.	Confidentiality	24

TABLE
1.	Aircraft Information Table 767 300ER Aircraft – 1995$	1
2.	Aircraft Information Table 767 300F Aircraft – 1997$	1
3.	Aircraft Information Table 767 300F Aircraft – 1998$	8
4.	Aircraft Information Table 767 300F Aircraft – 1999$	11
5.	Aircraft Information Table 767 300F Aircraft – 2003$	18
6.	Aircraft Information Table 767 316ER Aircraft – 2003$	21
7.	Aircraft Information Table 767 300F Aircraft – 2004$	24
8.	Aircraft Information Table 767 316ER Aircraft – 2004$	22
9.	Aircraft Information Table 767 316ER Aircraft – 2005 $	22
10.	Aircraft Information Table 767-316ER Aircraft – 2006 $	25
11.	Aircraft Information Table 767-316ER Aircraft – 2008 $	28
~~12.~~	~~Aircraft Information Table 767-316F Aircraft – 2008 $~~	~~29 Deleted~~
13.	Aircraft Information Table 767-316ER 2012 Aircraft – 2010 $ - SA-32	32
14.	Aircraft Information Table 767-316ER 2013 Aircraft – 2010 $ - SA-32	32

EXHIBITS
A.	Aircraft Configuration
A-1	Aircraft Configuration	1
A-2	Aircraft Configuration	5
A-3	Aircraft Configuration	10
A-4	Aircraft Configuration 767-316F Aircraft – 2003$	15
A-5	Aircraft Configuration 767-316ER Aircraft – 2003$	17
A-6	Aircraft Configuration 767-316ER Aircraft – 2004$	22
A-7	Aircraft Configuration 767-316ER Aircraft – 2005$	22
A-8	Aircraft Configuration 767-316ER Aircraft – 2006$	23
A-9	Aircraft Configuration 767-316ER Aircraft – 2008$	24
~~A-10~~	~~Aircraft Configuration 767-316F Aircraft – 2008$ DELETED~~	~~28~~
A-11	Aircraft Configuration 767-316ER Aircraft – 2010$	29
A-12	Aircraft Configuration 767-316ER Aircraft – 2010$	31 (Art 1.4)
A-13	Aircraft Configuration 767-316ER Aircraft – 2010$	32
B.	Aircraft Delivery Requirements and Responsibilities	1

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

		Supplemental Agreement (s)
SUPPLEMENTAL EXHIBITS
BFE1.	BFE Variables	30
BFE2.	BFE Variables	32
CS1.	Customer Support Variables	1
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity	1
EE1-1.	Engine Escalation/Engine Warranty and Patent Indemnity	5
EE1-2.	Engine Escalation/Engine Warranty and Patent Indemnity	13
EE1-2006$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2008$	Engine Escalation, Engine Warranty & Patent Indemnity	26
EE1-2010$	Engine Escalation, Engine Warranty & Patent Indemnity	29
SLP1.	Service Life Policy Components
AE1	Escalation adjustment-airframe and optional features	22
AE1 2008$	Escalation adjustment-airframe and optional features	24
AE1 2010$	Escalation adjustment-airframe and optional features	29

LETTER AGREEMENTS
2126-1	Seller Purchased Equipment
2126-2R1	Cabin Systems Equipment	17
2126-3R4	Option Aircraft	13

RESTRICTED LETTER AGREEMENTS

6-1162-DMH-350	Performance Guarantees

6-1162-DMH-351	Promotion Support

6-1162-DMH-472	Performance Guarantees	1

6-1162-DMH-475	Configuration Matters	1

6-1162-DMH-1031R2	Special Provisions for Advance Payments	9

6-1162-LAJ-311	Special Matters Relating to the July 2001 and September 2001 Aircraft	11

6-1162-LAJ-956	Special Matters Relating to four 2006 Delivery Aircraft (February 4, 2005)

6-1162-LAJ-0895R6	Business Considerations	23

6-1162-ILK-0002R4	Special Matters Relating to Advance Payments Requirements	21

~~6-1162-ILK-0381 R2~~	~~Special Matters Letter Applicable to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft~~	~~29 DELETED~~

6-1162-ILK-0382	No longer applicable	26

P.A. 2126	SA-32

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

RESTRICTED LETTER AGREEMENTS	Continued	Supplement Agreement(s)
6-1162-ILK-0383 R1	Aircraft Model Substitution Relating to the 2011 Accelerated Aircraft and the Substitute 767 Freighter Aircraft	26
6-1162-ILK-0384 R2	16G Seats	27
6-1162-ILK-0385 R3	Performance Guarantees Relating to 2011 Aircraft, 2012 Aircraft, 2013 Aircraft, and 2013 Additional Aircraft	32
~~6-1162-ILK-0388~~	~~Option Aircraft – DELETED~~	~~28~~
6-1162-ILK-0412	Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009	25
6-1162-ILK-0413	[***]	25
6-1162-KSW-6423	Special Matters Letter Applicable to the Incremental Aircraft	27
6-1162-KSW-6424	Aircraft Model Substitution Relating to the Incremental Aircraft	27
~~6-1162-KSW-6456~~	~~Performance Guarantees for Substitute 767 Freighter Aircraft:~~	~~29 DELETED~~
6-1162-ILK-0450	Special Matters Letter Applicable to the 2012 Accelerated Aircraft	29
6-1162-ILK-0451	Special Matters Letter Applicable to the 2012 Additional Aircraft	30
6-1162-ILK-0451R1	Special Matters Letter Applicable to the 2012 Additional Aircraft and 2013 Aircraft	31
6-1162-ILK-0451R2	Special Matters Letter Applicable to 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft	32
LA-1103777	Seller Purchased Equipment for 2012 Aircraft	30
LA-1103876	Option Aircraft	32 DELETED

P.A. 2126	SA-32

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Table 13 Aircraft Information for 2012 Aircraft - SA32 to Purchase Agreement No. PA-02126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000 pounds	Detail Specification:	D019T001-M (6/22/2011)
Engine Model/Thrust: CF6-80C2B6F	60,200 pounds	Airframe Price Base Year/ Escalation Formula:	Jul-10	ECI-MFG/CPI
Airframe Price:	$125,875,000	Engine Price Base Year/Escalation Formula:	Jul-10	GE CF6-80 & GE90 (99 rev.)
Optional Features:	$7,482,000

Sub-Total of Airframe and Features:	$133,357,000	Airframe Escalation Data:
Engine Price (Per Aircraft):	$23,557,799	Base Year Index (ECI):	106.8
Aircraft Basic Price (Excluding BFE/SPE):	$156,914,799	Base Year Index (CPI):	215.6

Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:
Seller Purchased Equipment (SPE) Estimate:	$6,400,000	Base Year Index (CPI):	133.190
Refundable Deposit/Aircraft at Proposal Accept:	$0

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
Jun-2012	1	1.0395	1.084	40799	$170,814,000	$1,708,140	$6,832,560	$8,540,700	$51,244,200
Jul-2012	1	1.041	1.088	40592	$171,118,000	$1,711,180	$6,844,720	$8,555,900	$51,335,400
Jul-2012	1	1.041	1.088	41746	$171,118,000	$1,711,180	$6,844,720	$8,555,900	$51,335,400
Aug-2012	1	1.0428	1.091	41747	$171,440,000	$1,714,400	$6,857,600	$8,572,000	$51,432,000
Sep-2012	1	1.0445	1.094	41748	$171,749,000	$1,717,490	$6,869,960	$8,587,450	$51,524,700
Oct-2012	1	1.0453	1.097	40593	$171,931,000	$1,719,310	$6,877,240	$8,596,550	$51,579,300
Total:	6

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Table 14 Aircraft Information for 2013 Aircraft - SA32 To Purchase Agreement No. PA-02126

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 767-300ER	412,000 pounds	Detail Specification:	D019T001-M (6/22/2011)

Engine Model/Thrust: CF6-80C2B6F	60,200 pounds	Airframe Price Base Year /Escalation Formula:	Jul-10	ECI-MFG/CPI

Airframe Price:	$125,875,000	Engine Price Base Year/ Escalation Formula:	Jul-10	GE CF6-80 & GE90 (99 rev.)

Optional Features:	$7,482,000

Sub-Total of Airframe and Features:	$133,357,000	Airframe Escalation Data:

Engine Price (Per Aircraft):	$23,557,799	Base Year Index (ECI):	106.8

Aircraft Basic Price (Excluding BFE/SPE):	$156,914,799	Base Year Index (CPI):	215.6

Buyer Furnished Equipment (BFE) Estimate:	$0	Engine Escalation Data:

Seller Purchased Equipment (SPE) Estimate:	$6,400,000	Base Year Index (CPI):	133.190

Refundable Deposit/Aircraft at Proposal Accept:	$0

						Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Manufacturer Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	At Signing 1%	24 Mos. 4%	21/18/12/9/6 Mos. 5%	Total 30%
[***]	1	1.0466	1.1	44213	$172,183,000	$1,721,830	$6,887,320	$8,609,150	$51,654,900
[***]	1	1.0485	1.103	44214	$172,520,000	$1,725,200	$6,900,800	$8,626,000	$51,756,000
[***]	1	1.0485	1.103	41993	$172,520,000	$1,725,200	$6,900,800	$8,626,000	$51,756,000
[***]	1	1.0537	1.112	41994	$173,459,000	$1,734,590	$6,938,360	$8,672,950	$52,037,700
[***]	1	1.0596	1.121	41995	$174,494,000	$1,744,940	$6,979,760	$8,724,700	$52,348,200
[***]	1	1.0616	1.125	41996	$174,868,000	$1,748,680	$6,994,720	$8,743,400	$52,460,400
[***]	1	1.0652	1.131	41997	$175,513,000	$1,755,130	$7,020,520	$8,775,650	$52,653,900
Total:	7

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

LAN AIRLINES S.A.

Exhibit A-13 to Purchase Agreement Number 2126

P.A. 2126	Exhibit A-13, page 2	SA-32

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 767-300ER AIRCRAFT

THE LAN AIRCRAFT

For the 2012 Aircraft, 2013 Aircraft and 2013 Additional Aircraft identified in Table 13 and Table 14, the detail specification is Boeing Detail Specification D019T001LAN63E-2, scheduled to be released on or about May 1, 2012. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Customer’s existing Boeing detail specification of D019T001LAN63E-1, Revision H dated as of April 29, 2011 as amended to incorporate the Boeing configuration specification Boeing Configuration Specification D019T001, Revision M dated June 22, 2011 which incorporates the Options listed below, including the effects on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW).

The Aircraft Basic Price in Tables 13 and 14 reflects and includes all effects of such Options as of this date, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

P.A. 2126	Exhibit A-13, page 2	SA-32

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
0110-000035	MAJOR MODEL 767 AIRPLANE	[***]
0110-000037	MINOR MODEL 767-300 PASSENGER AIRPLANE	[***]
0110-000092	MODEL 767-300ER PASSENGER AIRPLANE	[***]
0110A276A30	NEW LOOK INTERIOR - 767-300ER	[***]
0220D241A42	TYPE CERTIFICATION & EXPORT CERTIFICATE OF AIRWORTHINESS FOR AIRPLANE DELIVERY - REQUIREMENT	[***]
0221-000002	DISPATCH WITH GEAR EXTENDED FOR REVENUE FLIGHT	[***]
0221A251A19	ENGINE INOPERATIVE TEN-MINUTE TAKEOFF THRUST OPERATION - CF6-80C2B6F THRUST RATING	[***]
0221B401A43	TAKEOFF AND LANDING WITH TAILWIND UP TO 15-KNOTS	[***]
0224-000024	EXTENDED RANGE TWIN ENGINE OPERATIONS (ETOPS)	[***]
0228-000001	FLIGHT MANUALS IN FAA FORMAT	[***]
0228-000032	FLIGHT CREW OPERATIONS MANUAL IN FAA FORMAT	[***]
0229A141A41	PERFORMANCE - CERTIFICATION FOR OPERATION AT AIRPORT PRESSURE ALTITUDES OF 9500 FEET AND BELOW	[***]
0252-000014	ENVIRONMENTAL CONTROL SYSTEM - TEMPERATURE INDICATIONS IN DEGREES CELSIUS	[***]
0252-000017	INSTRUMENTATION WITH METRIC UNITS - MODEL 767	[***]
0254-000003	USPHS CERTIFICATE OF SANITARY CONSTRUCTION	[***]
0315C417A53	CERTIFIED OPERATIONAL AND STRUCTURAL DESIGN WEIGHTS 767-300ER	[***]
0351C417B91	TAKEOFF PERFORMANCE IMPROVEMENT - ALTERNATE FORWARD CENTER OF GRAVITY LIMITS	[***]
1110D225A71	EXTERIOR COLOR SCHEME AND MARKINGS	[***]
1120-000019	MAINTENANCE MARKINGS - ACCESS PANELS - ENGINE STRUT AND COWLS	[***]
1130A931A06	IATA STANDARD MARKINGS - LOWER LOBE CARGO COMPARTMENT	[***]
1130D413A64	INTERIOR PASSENGER COMPARTMENT PLACARDS AND MARKINGS	[***]
2145-000004	BULK CARGO AREA HEATING AND VENTILATING FOR ANIMAL CARRIAGE	[***]
2158A071A11	IN-FLIGHT ENTERTAINMENT EQUIPMENT COOLING SYSTEM, FWD OF DOOR 2 - 200 CFM INSTALLATION	[***]
2210-000003	AUTOFLIGHT - INHIBIT GLIDE SLOPE CAPTURE PRIOR TO LOCALIZER CAPTURE	[***]
2210-000030	AUTOFLIGHT - THREE DIGIT MACH NUMBER ON MODE CONTROL PANEL	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
2210-000031	AUTOFLIGHT - AUTOMATIC AUTOPILOT CHANNEL SELECTION IN APPROACH MODE	[***]
2210-000037	AUTOFLIGHT - BANK ANGLE HOLD AT AUTOPILOT COMMAND ENGAGE	[***]
2210-000039	AUTOFLIGHT - FULL TIME FLIGHT DIRECTOR	[***]
2210-000311	AUTOFLIGHT - FLIGHT CONTROL COMPUTER (FCC) WITHOUT ONBOARD SOFTWARE LOADING CAPABILITY	[***]
2210A064A02	AUTOFLIGHT - ALTITUDE ALERT - 300/900 FEET	[***]
2210B403A08	MODE CONTROL PANEL WITHOUT BACKCOURSE SWITCH	[***]
2230-000127	AUTOTHROTTLE - SELECTION OF CLIMB DERATES	[***]
2230-000133	AUTOTHROTTLE - FIXED PERCENTAGE DERATE LEVELS OF 10% AND 20%	[***]
2230-000135	AUTOTHROTTLE - CLIMB DERATE WASHOUT SCHEDULE - 10,000 TO 12,000 FEET	[***]
2311-000124	HF COMMUNICATIONS - DUAL GABLES HF CONTROL PANELS WITH SENSITIVITY AND DATALINK CONTROL - P/N G7401-16 - BFE/SPE	[***]
2311-000137	HF COMMUNICATIONS - PARTIAL PROVISIONS FOR DUAL ARINC 753 HF DATALINK	[***]
2311B401A29	DUAL HF DATA RADIO - ARINC 753 - ACTIVATION - AIRLINE DATA LINK COMMUNICATIONS ONLY	[***]
2311B401A39	HF COMMUNICATIONS - EQUIPMENT INSTALLATION OF DUAL ROCKWELL HF VOICE/DATA TRANSCEIVERS - P/N 822-0990-004 AND DIGITAL HF COUPLERS - P/N 822-0987-004 BFE/SPE	[***]
2312-000703	VHF COMMUNICATIONS - ACTIVATION OF 8.33 KHZ CHANNEL SPACING	[***]
2312B401A16	VHF COMMUNICATIONS - EQUIPMENT INSTALLATION OF TRIPLE ROCKWELL ARINC 750 VHF-920 FM IMMUNE TRANSCEIVERS WITH 8.33 KHZ CHANNEL SPACING, VDL MODE 2, AND CMC INTERFACE CAPABILITY - P/N 822-1250-002 - BFE/SPE	[***]
2312B800D19	VHF COMMUNICATIONS - TRIPLE GABLES VHF TUNING PANELS (DUAL KNOB) - P/N G7400-227 - BFE/SPE	[***]
2321B401A04	SELCAL - AVTECH FIVE CHANNEL DECODER - P/N NA138-714C - BFE/SPE	[***]
2322B800A68	AIRCRAFT COMMUNICATIONS ADDRESSING AND REPORTING SYSTEM (ACARS) - LARGE FORMAT MULTIPURPOSE INTERACTIVE DISPLAY UNIT (MIDU) - ROCKWELL - P/N 822-1626-105 - BFE/SPE	[***]
2322C594A89	CMU - INSTALLATION OF ROCKWELL COLLINS ARINC 758 LEVEL AOA CMU W/SITA SERVICE PROVIDER - DATA LINK RECORDING CAPABLE - P/N 822-1239-151 - BFE / SPE	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
2322C939A05	CMU - INSTALLATION OF PARTIAL PROVISIONS FOR A SINGLE CMU IN ACCORDANCE WITH ARINC 758	[***]
2322C939A06	COMMUNICATIONS MANAGEMENT UNIT (CMU) - DATA LINK RECORDING ACTIVATION	[***]
2324B595G65	EMERGENCY LOCATOR TRANSMITTER - FIXED/AUTOMATIC INSTALLATION - ELTA P/N 01N65900 - BFE/SPE	[***]
2331B702M61	PASSENGER ADDRESS (PA) SYSTEM - TWO CLASS - ROCKWELL COLLINS	[***]
2333D413B96	PASSENGER SERVICE SYSTEM - REVISION - AFT LH CHIME MODULE AND FUNCTION	[***]
2340B007A03	CREW COMMUNICATION - PILOT'S CALL PANEL - WITHOUT ““PA IN USE”” - THREE BLUE CABIN CALL INDICATORS/SWITCHES	[***]
2342-000016	CABIN INTERPHONE SYSTEM - CABIN INTERPHONE HANDSET - FLIGHT COMPARTMENT	[***]
2350-000226	AUDIO SELECTOR PANEL (ASP) - SFE ASP WITH INTEGRATED SELCAL AND CREW CALL FUNCTIONS - 3 VHF/2 HF/2 SATCOM P/N 285T0022-51 - INSTALLATION	[***]
2351-000033	HAND HELD MICROPHONE - CAPTAIN AND FIRST OFFICER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000035	HAND HELD MICROPHONE - FIRST OBSERVER - ELECTROVOICE - P/N 903-1342 - BFE/SPE	[***]
2351-000040	PUSH TO TALK (PTT) SWITCH ON GLARESHIELD	[***]
2351-000042	CONTROL WHEEL PUSH TO TALK (PTT) SWITCH - STANDARD THREE POSITION	[***]
2351A213A33	AUDIO INTEGRATION - INSTALLATION - TWO-PLUG AUDIO JACKS IN THE FLIGHT DECK	[***]
2351A213B77	BOOM MICROPHONE HEADSETS - CAPTAIN AND FIRST OFFICER - TELEX AIRMAN 750 - P/N 64300-200 - BFE/SPE	[***]
2351A213B80	HEADPHONE - FIRST OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2351A213B81	HEADPHONE - SECOND OBSERVER - TELEX - P/N 64400-200 - BFE/SPE	[***]
2371-000009	NO MONITOR JACK IN THE WHEEL WELL	[***]
2371B628B34	VOICE RECORDER AND MICROPHONE/MONITOR - HONEYWELL - 2 HOUR RECORDING TIME - WITH DATALINK RECORDING CAPABILITY - P/N 980-6032-001 & P/N 980-6116-002 - BFE/SPE	[***]
2432-000002	AUXILIARY POWER UNIT (APU) - ADDITIONAL STARTING CAPABILITY	[***]
2433-000021	STANDBY POWER - EXTENDED TIME CAPABILITY - BATTERY PARALELLING	[***]
2451-000002	90 KVA GALLEY POWER SUPPLY	[***]
2454D253B46	FLIGHTDECK PED POWER OUTLET- CAPTAINS SIDEWALL - KID SYSTEME - CSE	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
2501A611A19	FORWARD MONUMENT COMPLEX 4	[***]
2504A611A14	AFT MONUMENT COMPLEX 3	[***]
2511-000022	MANUALLY OPERATED SEATS - CAPTAIN AND FIRST OFFICER	[***]
2511-000026	FIRST OBSERVER’S SEAT - WALL MOUNTED	[***]
2511-000270	SECOND OBSERVER STATION, WITH ARMRESTS - ADDITION	[***]
2513-000405	SUNVISOR INSTALLATION - NUMBER 1 AND 2 WINDOWS - FLIGHT DECK - SFE	[***]
2520D413A68	INTERIOR COLOR AND MATERIAL - STANDARD OFFERING	[***]
2520D413C64	PASSENGER COMPARTMENT - NON-ICO DECORATIVE LAMINATE	[***]
2523D413C10	PASSENGER SERVICE UNITS WITH SUPPLEMENTAL CALL LIGHT AND CHIME MODULE (WITHOUT VOLUME REDUCTION)	[***]
2524D159G54	UNDERBIN OUTBOARD CLASS DIVIDER - RH	[***]
2524D159G55	UNDERBIN OUTBOARD CLASS DIVIDER - LH	[***]
2524D413A74	FULL HEIGHT CENTERLINE CLOSET - STA 344 - STA 366 - SPE	[***]
2524D413A75	CURTAIN AND TRACK INSTALLATION - DOOR 1 LEFT AFT	[***]
2524D413A76	CURTAIN AND TRACK INSTALLATION - DOOR 1 RIGHT AFT	[***]
2524D413A77	CURTAIN AND TRACK INSTALLATION - DOOR 1 RIGHT FWD	[***]
2524D413A78	CURTAIN AND TRACK INSTALLATION - LH AND RH - AFT	[***]
2524D413A79	CURTAIN AND TRACK INSTALLATION - AFT DOOR - GALLEY AREA	[***]
2524D413A85	RH FULL HEIGHT SEAT TRACK MOUNTED CLOSET WITH INTEGRAL TRACK MOUNTED STOWAGE - STA 1467.95 - STA 1478.95 - SPE	[***]
2524D413A86	CURTAIN AND CURTAIN TRACK - BETWEEN BUSINESS CLASS AND ECONOMY CLASS	[***]
2524D413C04	UNDERBIN CENTERLINE CLASS DIVIDER - 46”” WIDE	[***]
2524D413C12	LH FULL HEIGHT SEAT TRACK MOUNTED CLOSET - STA 1465.95 - STA 1478.95 - SPE	[***]
2524D413C88	RH FULL HEIGHT, SEAT TRACK MOUNTED PARTITION WITH INTEGRAL FORWARD STOWAGE AND INTEGRAL AFT SIDEWALL TRACK MOUNTED STOWAGE BOX - UPPER AFT FACE AT STA 791, LOWER AFT FACE AT STA 794 - SPE	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
2524D413D26	LH FULL HEIGHT, SEAT TRACK MOUNTED PARTITION WITH INTEGRAL AFT SIDEWALL TRACK MOUNTED STOWAGE BOX - UPPER AFT FACE AT STA 791, LOWER AFT FACE AT STA 794 - SPE	[***]
2525D413A87	ATTENDANT SEATS FOR 767-300	[***]
2525D413B68	ECONOMY CLASS SEATS - SPE	[***]
2525D413B69	PASSENGER COMPARTMENT CREW REST SEATS - INSTALLATION - AFT OF E/C SEATS- SPE	[***]
2525D413C05	BUSINESS CLASS SEATS - WITH UNDERCARPET RACEWAYS	[***]
2526D413A94	1F-1C VIDEO CONTROL CENTER	[***]
2527C006A05	FLOOR COVERING - CARPET, SERGED EDGES	[***]
2527D413A93	ENTRYWAY FLOOR COVERING	[***]
2527D413C57	FLOOR COVERING - CUSTOMER DIRECTED CARPET SEGMENTS DEFINITION	[***]
2527D413C65	FLOOR COVERING - CARPET RAW MATERIAL - SPE	[***]
2528D413A24	STOWAGE COMPARTMENTS - ADDITION OF INSERTS - SECOND TO LAST LH OVERHEAD STOWAGE BIN	[***]
2528D413B00	CENTERLINE STOWAGE BUSTLE	[***]
2528D413B01	CENTERLINE FLOOR MOUNTED STOWAGE UNIT - SPE	[***]
2528D413B38	LITERATURE POCKETS	[***]
2528D413B67	BIN FAIRING AND CLOSEOUT PANEL - OUTBOARD OVERHEAD STOWAGE BINS	[***]
2528D413B70	MAGAZINE STOWAGE - MONUMENT MOUNTED	[***]
2528D413C13	FLOOR MOUNTED STOWAGE - FORWARD OF AFT LH ENTRY DOOR - SPE	[***]
2528D413C66	OVERHEAD STOWAGE BINS WITH MIRRORS	[***]
2529D413B03	ATTENDANT WORKSTATION	[***]
2529D413C59	CURTAIN AND CURTAIN TRACK INSTALLATION - IN-FLIGHT CREW REST ENCLOSURE - ECONOMY CLASS - AFT RH	[***]
2529D413C60	CURTAIN AND CURTAIN TRACK INSTALLATION - IN-FLIGHT CREW REST ENCLOSURE - ECONOMY CLASS - AFT LH	[***]
2529D413D44	CURTAINS AND CURTAIN TRACK INSTALLATION - IN-FLIGHT CREW REST ENCLOSURE - BUSINESS CLASS - AFT RH	[***]
2530B657H31	F1 GALLEY	[***]
2530B657H33	F2 GALLEY	[***]
2530B657H37	A1 GALLEY	[***]
2530B657L84	F3 GALLEY WITH INTEGRAL CHILLER	[***]
2530C826X42	A2 GALLEY	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
2530C826X43	A3 GALLEY	[***]
2530D241A46	SUBSTITUTE/BFBI GALLEY INSERT CERTIFICATION - BFE/SPE	[***]
2530D413B07	GALLEY PART NUMBERS - BFE/SPE	[***]
2530D413B09	GALLEY INSERT PART NUMBERS-BFE/SPE	[***]
2533C635A20	CHILLERS (7000 BTUH) - THREE - GALLEY - FORWARD AND AFT - ACUREX P/N 267-500 - BFE/SPE	[***]
2540D159G49	2F-10R LAVATORY - WITH PROVISIONS FOR TWO MONITORS	[***]
2540D159G50	2F-10L LAVATORY -WITH PROVISIONS FOR TWO MONITORS	[***]
2540D159G57	1F-1L LAVATORY	[***]
2540D413B78	1A-1L LAVATORY	[***]
2540D413B79	4F-2RC LAVATORY	[***]
2540D413D11	LAVATORIES - NON-STANDARD FLOOR PAN INSERT - SPE	[***]
2540D413D12	LAVATORIES - NON-ICO INTERIOR COLORS	[***]
2540D413D14	4F-2LC LAVATORY - WITH DOT LAVATORY FEATURES	[***]
2550-000040	NO PROVISIONS FOR LOADING LONG LIGHTWEIGHT ITEMS - FORWARD CARGO COMPARTMENT	[***]
2552-000135	CARGO COMPARTMENTS - PARTIAL FLOOR	[***]
2552-000223	FABRIC STA 744 ENDWALL	[***]
2552A931A07	SLOPING SIDEWALL - CARGO COMPARTMENTS - .020 THICKNESS OVERALL AND .030 THICKNESS AT CARGO DOORS - BMS 8-223	[***]
2553-000036	HARDWARE FOR STANDARD CONTAINERS IN THE AFT CARGO COMPARTMENT	[***]
2553-000042	NO SPOOL-TYPE LOADER INDEX FITTINGS - AFT CARGO COMPARTMENT	[***]
2553-000044	HARDWARE FOR CARRIAGE OF 88 X 125 AND 96 X 125 INCH PALLETS AND STANDARD CONTAINERS IN THE FORWARD CARGO COMPARTMENT	[***]
2553-000085	REMOTELY OPERATED CONTAINER ROLLOUT STOPS - AFT CARGO COMPARTMENT DOORWAY	[***]
2555-000022	STANDARD BULK CARGO AREA FLOOR	[***]
2555-000024	BULK CARGO DOOR PROTECTOR - NET	[***]
2560-000175	HALON FIRE EXTINGUISHER - FLIGHT DECK - WALTER KIDDE	[***]
2560-000200	PROTECTIVE BREATHING EQUIPMENT - FLIGHT DECK - SCOTT AVIATION - P/N 802300-14 - BFE/SPE	[***]
2560D174A02	CREW LIFE VESTS - FLIGHT DECK - AIR CRUISER - P/N 66601-501 - BFE/SPE	[***]
2561A931A10	FORWARD ESCAPE HATCH POSITION FOR ESCAPE STRAP	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
2562D413B72	OVERWATER EMERGENCY EQUIPMENT	[***]
2564D413C20	DETACHABLE EMERGENCY EQUIPMENT - PASSENGER COMPARTMENT - NO AFT WHEEL CHAIR STOWAGE - BFE/SPE	[***]
2610-000025	KIDDE FIRE DETECTION SYSTEM - GE CF6-80C2 ENGINES AND APU	[***]
2618-000009	SINGLE LOOP DUCT LEAK DETECTION SYSTEM - 3 ZONE	[***]
2622-000004	FIRE BOTTLE COMMONALITY - CF6-80C2 ENGINES AND DUAL APU FIRE EXTINGUISHING SYSTEM	[***]
2732-000002	STALL WARNING COMPUTER SPEED TAPE ACTIVATION - DISPLAY MINIMUM MANEUVER SPEED ON TAKEOFF	[***]
2811-000021	EXTENDED RANGE (ER) FUEL TANK AND FUEL JETTISON SYSTEMS	[***]
2844-000005	FUEL MEASURING STICKS IN KILOGRAMS WITH CONVERSION TABLES IN KILOGRAMS	[***]
2911-000003	AC MOTOR-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS) S270T201-7	[***]
2911-000038	ENGINE-DRIVEN HYDRAULIC PUMPS - EATON (VICKERS INC.) (60B00200-12)	[***]
3042-000003	WINDSHIELD WIPERS - TWO SPEED - SINGLE SWITCH	[***]
3080-000006	MANUAL ANTI-ICING SYSTEM - NO ICE DETECTION	[***]
3120-000011	ELECTRONIC CLOCKS - WITHOUT TENTHS OF MINUTE DISPLAY - MAIN INSTRUMENT PANEL	[***]
3131-000143	ACCELEROMETER - HONEYWELL P/N 971-4193-001 - BFE/SPE	[***]
3131B628B16	DIGITAL FLIGHT DATA RECORDER (DFDR) - HONEYWELL - 1024 WORDS PER SECOND MAXIMUM DATA RATE - P/N 980-4750-009 - BFE/SPE	[***]
3131D156A55	DIGITAL FLIGHT DATA ACQUISITION UNIT (DFDAU) WITH ACMS CAPABILITY AND INTEGRATED PCMCIA MEDIA INTERFACE - TELEDYNE CONTROLS - 512 WPS CAPABLE - 737-7 OR 767-6 DATA FRAME ACTIVE - P/N 2233000-816 - BFE/SPE	[***]
3132-000095	AIRBORNE DATA LOADER/RECORDER - ARINC 615 - ALLIEDSIGNAL - 964-0401-006 - BFE/SPE	[***]
3132-000117	DATA LOADER SELECTOR SWITCH MODULE - 20 POSITION 3 WAY - SFE	[***]
3132A887A01	DUAL ARINC 615 DATA LOADER/RECORDER INTERFACE TO THE THREE WAY, TWENTY POSITION SYSTEM SELECTOR SWITCH - PORTABLE DATA LOADER/RECORDER CONNECTOR INSTALLATION IN P61 RIGHT SIDE PANEL - SFE	[***]
3133-000057	FULL FORMAT PRINTER - MILTOPE - ARINC 744 - P/N 706300-212 - BFE/SPE	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
3133-000125	ARINC 744 PRINTER PROVISIONS IN THE FLIGHT DECK AISLESTAND	[***]
3151-000042	FIREBELL AURAL WARNING - 1 SECOND ON, 9 SECONDS OFF	[***]
3151-000046	AUTOPILOT DISCONNECT - AURAL WARNING SIREN - AURAL WARNING AND MASTER WARNING LIGHT INHIBITED WHEN AUTOPILOT DISCONNECT SWITCH IS DOUBLE PRESSED QUICKLY	[***]
3151A065A47	RESETTABLE OVERSPEED AURAL WARNING - SIREN	[***]
3161-000135	HYDRAULIC PRESSURE ON EICAS STATUS PAGES	[***]
3161-000137	APU RPM ON EICAS STATUS PAGES	[***]
3161-000139	APU OIL QUANTITY LEVEL ON EICAS	[***]
3161-000141	ADDITIONAL ENVIRONMENTAL CONTROL SYSTEM (ECS) PARAMETERS - DISPLAY ON EICAS MAINTENANCE PAGE	[***]
3161-000144	GENERATOR OFF AND ENGINE OIL PRESSURE - EICAS ADVISORY LEVEL MESSAGES	[***]
3161-000147	ECS PRECOOLER OUTLET TEMPERATURE - (PW AND GE ENGINES) - DISPLAY ON EICAS	[***]
3161-000152	BULK CARGO COMPARTMENT TEMPERATURE - DISPLAY ON EICAS	[***]
3161-000154	RAM AIR OUTLET DOOR POSITION - DISPLAY ON EICAS	[***]
3161-000189	ENGINE FUEL FLOW - FULL TIME DISPLAY - LOWER EICAS DISPLAY	[***]
3162-000016	FLIGHT MODE ANNUNCIATION AT TOP OF ADI	[***]
3162-000021	AIRSPEED TAPE - ROLLING DIGITS AND TREND VECTOR - ADI	[***]
3162-000022	FLIGHT DIRECTOR COMMAND DISPLAY - SPLIT AXIS - ADI	[***]
3162-000026	DISPLAY OF ROUND DIAL AND DIGITAL RADIO ALTITUDE - ADI	[***]
3162-000030	RISING RUNWAY - DISPLAYED ON THE ADI	[***]
3162-000034	RADIO ALTITUDE HEIGHT ALERT DISPLAY - 2500 FEET - ADI	[***]
3162-000054	ILS DEVIATION WARNING - ADI	[***]
3162-000059	MAP MODE ORIENTATION - TRACK UP - NAVIGATION DISPLAY	[***]
3162-000066	TRUE AIRSPEED AND GROUND SPEED - NAVIGATION DISPLAY	[***]
3162-000070	WIND BEARING DIGITAL DISPLAY - NAVIGATION DISPLAY	[***]
3162-000081	ADF POINTER(S) - NAVIGATION DISPLAY	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
3221-000011	TORQUE ARM QUICK DISCONNECT - NOSE LANDING GEAR	[***]
3242A114B69	ANTISKID/AUTOBRAKE CONTROL UNIT (AACU) P/N 42-767-2 (S283T001-27) - INSTALLATION	[***]
3245-000230	WHEELS AND TIRES - NOSE LANDING GEAR - WHEELS - ALLIEDSIGNAL - INSTALLATION WITH SFE 24 PR, 235 MPH TIRES	[***]
3245A298A12	BRAKES - CARBON - MESSIER-BUGATTI	[***]
3245A438A27	OPERATIONAL TIRE SPEED LIMITS - 235MPH	[***]
3245A438A28	WHEELS AND TIRES - MAIN LANDING GEAR - HIGH GROSS WEIGHT WHEELS - MESSIER-BUGATTI - INSTALLATION WITH SFE 32 PR, 235 MPH TIRES.	[***]
3246-000005	BRAKE TEMPERATURE MONITORING SYSTEM	[***]
3321D413B46	PASSENGER COMPARTMENT ILLUMINATION - SIDE WALL LIGHTS - AFT LH AND RH IN-FLIGHT CREW REST CURTAIN ENCLOSURE AREAS	[***]
3324-000117	NO-SMOKING LIGHT ON - HARD WIRE	[***]
3342-000009	TAXI LIGHTS - NOSE GEAR MOUNTED - SPACE PROVISIONS	[***]
3350B657N97	EMERGENCY ESCAPE PATH LIGHTING SYSTEM - FLOOR MOUNTED	[***]
3413-000027	MACH/AIRSPEED INDICATOR - TWO KNOT GRADUATIONS BELOW 250 KNOTS	[***]
3421-000042	FAA MACH/AIRSPEED LIMITS AND OVERSPEED ALERTING	[***]
3423-000006	STANDBY MAGNETIC COMPASS COMPENSATION FOR ELECTRICAL CIRCUITS (+/- 5 DEGREES)	[***]
3430B866A33	ILS/GPS MULTI-MODE RECEIVER (MMR) - ROCKWELL COLLINS - P/N 822-1821-001 - BFE/SPE	[***]
3433-000032	RADIO ALTIMETER (RA) - ROCKWELL INTERNATIONAL CORP - P/N 822-0334-002 - BFE/SPE	[***]
3443A065B20	DUAL WEATHER RADAR CONTROL PANEL - WITH MULTISCAN FUNCTIONALITY - ROCKWELL COLLINS P/N 622-5130-801 - BFE/SPE	[***]
3443C594A20	DUAL WEATHER RADAR SYSTEM - WITH PREDICTIVE WINDSHEAR AND MULTISCAN CAPABILITY - ROCKWELL COLLINS WRT-2100 TRANSCEIVER - P/N 822-1710-002 - BFE/SPE	[***]
3445A065A86	TCAS SYSTEM - ROCKWELL COLLINS TCAS COMPUTER P/N 822-1293-002 - TCAS CHANGE 7 COMPLIANT - BFE/SPE	[***]
3446-000045	STANDARD VOLUME FOR ALTITUDE CALLOUTS	[***]
3446-000048	ENHANCED GROUND PROXIMITY WARNING SYSTEM (EGPWS) - BANK ANGLE CALLOUT ENABLE	[***]
3446-000049	500 SMART CALLOUT INHIBITED	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
3446B800D17	GROUND PROXIMITY WARNING SYSTEM - MODE 6 ALTITUDE CALLOUTS - 2500, 1000, 500, 400, 300, 200, 100, 50, 40, 30, 20, 10, MINIMUMS	[***]

3451-000022	VOR/MARKER BEACON - ROCKWELL RECEIVER P/N 822-0297-001 - BFE/SPE	[***]

3453B866A16	ATC SYSTEM - ROCKWELL COLLINS ATC TRANSPONDER P/N 822-1338-003 - ELS/EHS/ES AND TCAS CHANGE 7 COMPLIANT - GABLES CONTROL PANEL P/N G6992-12 - BFE/SPE	[***]

3455-000019	DISTANCE MEASURING EQUIPMENT (DME) - ROCKWELL INTERROGATOR P/N 822-0329-001 - BFE/SPE	[***]

3457-000219	AUTOMATIC DIRECTION FINDER (ADF) - DUAL SYSTEM - ROCKWELL ADF-900/700 SERIES - ADF RECEIVER P/N 822-0299-001 - ADF ANTENNA P/N 622-5404-003 - BFE/SPE	[***]

3457-000289	DUAL ADF CONTROL PANEL - BAE SYSTEMS - 285T0557-2 - WITHOUT BFO OR TONE SWITCH - SFE	[***]

3461A425A03	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - OFFPATH DESCENT CIRCLES AND DISTANCE MEASURING EQUIPMENT RANGE RINGS DISPLAYED	[***]

3461A425A04	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - SCANNING DME OPERATIONS - ENABLE	[***]

3461A425A05	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - RUNWAY DISTANCE AND OFFSET POSITION SHIFT IN UNITS OF FEET	[***]

3461A425A10	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - NAVIGATION DATABASE - CUSTOMER SUPPLIED	[***]

3461A425A12	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - TAKEOFF DATA LINK - ENABLE	[***]

3461A425A13	FMCS - AIRLINE MODIFIABLE INFORMATION (AMI) - CUSTOMER SUPPLIED	[***]

3461A425A16	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIR TRAFFIC SERVICES DATA LINK (ATS DL) - FANS FEATURE ACTIVATION	[***]

3461A425A17	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - AIRLINE OPERATIONAL COMMUNICATIONS DATA LINK (AOC DL) - FANS FEATURE ACTIVATION	[***]

3461A425A18	FLIGHT MANAGEMENT COMPUTER SYSTEM (FMCS) - PRINTER INTERFACE - FANS FEATURE ACTIVATION	[***]

3511B899B48	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - CAPTAIN AND FIRST OFFICER - AVOX - BFE/SPE	[***]

3511B899B49	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - FIRST OBSERVER - AVOX - BFE/SPE	[***]

3511B899B50	CREW OXYGEN MASKS - AUTOMATIC PRESSURE BREATHING TYPE WITH SEPARATE SMOKE GOGGLES - SECOND OBSERVER - AVOX - BFE/SPE	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Configuration Item Number	Title	2010 Dollars 13 Aircraft Price Per A/C
3611-000005	HAMILTON STANDARD - INTERMEDIATE PRESSURE (IP) CHECK VALVES - GE\P&W ENGINES	[***]
3811-000022	POTABLE WATER - SERVICEABLE TO 149 GALLONS	[***]
3831-000008	WASTE TANK CAPACITY - 116 GALLONS	[***]
3832-000031	VACUUM WASTE SYSTEM - ENVIROVAC TOILET ASSEMBLIES	[***]
3910B800A77	CONTROL PANEL ARRANGEMENT - P8 AISLE STAND - FLIGHT DECK - LAN	[***]
4420C991A03	INFLIGHT ENTERTAINMENT SYSTEM - PARTIAL PROVISIONS - 3GCN COMPLIANT	[***]
4420D253B36	IFE SYSTEM - IN-SEAT VIDEO FEATURES - 221 PASSENGERS - PANASONIC EX2 - CSE	[***]
4420D253B40	IFE SYSTEM - DISTRIBUTION EQUIPMENT - PANASONIC EX2 - CSE	[***]
4420D253B44	IFE SYSTEM - EXTERNAL INTERFACES - NAV DATA, ACARS, ALL DOORS CLOSED DISCRETE - PANASONIC EX2 - CSE	[***]
4420D253C19	IFE SYSTEM - VIDEO CONTROL CENTER EQUIPMENT - PANASONIC EX2 - CSE	[***]
4420D253C20	IFE SYSTEM - IN-SEAT IFE EQUIPMENT - 221 PASSENGERS WITH 10 MONUMENT MOUNTED MONITORS - PANASONIC EX2 - CSE	[***]
4420D253C26	IFE SYSTEM - OVERHEAD VIDEO DISPLAYS - ONE 23 INCH DISPLAY AND TWO 15.4 INCH DISPLAYS - PANASONIC EX2 - CSE	[***]
4970-000046	APU CYCLEMETER - AFT ELECTRONIC EQUIPMENT (E/E) COMPARTMENT	[***]
4970-000047	APU HOURMETER - AFT ELECTRONIC EQUIPMENT (E/E) COMPARTMENT	[***]
5210-000024	TYPE A - III - III - A DOOR ARRANGEMENT	[***]
5300B657K49	SEAT TRACK - BL 45.5 LEFT AND RIGHT - STA 389 TO STA 721.805.	[***]
7200-000382	STANDARD FAN SPINNER - GE ENGINES	[***]
7200-000412	GE PROPULSION SYSTEM	[***]
7200A114C89	GENERAL ELECTRIC ENGINES - CF6-80C2-B6F - B6F RATING - WITH FADEC	[***]
7830-000012	MANUAL OPENING OF THRUST REVERSER ASSEMBLIES - GE CF6-80C2 ENGINES	[***]
7900-000117	LUBRICATING OIL - BP TURBO OIL 2380	[***]
8011-000006	HAMILTON STANDARD STARTERS AND STARTER VALVES - GE ENGINES	[***]
INT_ALLOWANCE	INTERIOR ALLOWANCE FOR ALL MINOR MODELS (FOR USE ON DCAC-CONFIGURED AIRPLANES ONLY)	[***]
OPTIONS: 249	TOTAL:	$7,482,000

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

LAN Airlines S.A.

Supplemental Exhibit BFE2

to Purchase Agreement Number PA-2126

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 767-316ER AIRCRAFT

This Supplemental Exhibit BFE2 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1. Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	Complete

Galley Inserts	Complete

Seats (Suites)	Complete

Seats (F/C, B/C, Premium E/C)	Complete

Seats (Economy class)	Complete

Overhead & Audio System	Complete

In-Seat Video System	Complete

Miscellaneous Emergency Equipment	Complete

2. On-dock Dates and Other Information.

Boeing will provide to Customer the BFE Requirements electronically in My Boeing Fleet (MBF), through My Boeing Configuration (MBC). These requirements

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates [Month of Delivery]
	[***]	[***]	[***]	[***]	[***]
Seats	[***]	[***]	[***]	[***]	[***]
Galleys Furnishings	[***]	[***]	[***]	[***]	[***]
Electronics	[***]	[***]	[***]	[***]	[***]
Cabin Systems Equipment	[***]	[***]	[***]	[***]	[***]
Miscellaneous/Emergency Equipment	[***]	[***]	[***]	[***]	[***]
Textiles/Raw Materials	[***]	[***]	[***]	[***]	[***]

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Item	Preliminary On-Dock Dates [Month of Delivery]
	[***]	[***]	[***]	[***]	[***]	[***]
Seats	[***]	[***]	[***]	[***]	[***]	[***]
Galleys Furnishings	[***]	[***]	[***]	[***]	[***]	[***]
Electronics	[***]	[***]	[***]	[***]	[***]	[***]
Cabin Systems Equipment	[***]	[***]	[***]	[***]	[***]	[***]
Miscellaneous/Emergency Equipment	[***]	[***]	[***]	[***]	[***]	[***]
Textiles/Raw Materials	[***]	[***]	[***]	[***]	[***]	[***]

3. Additional Delivery Requirements—Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

The Boeing Company

P.O. Box 3707

Seattle, WA 98124-2207

6-1162-ILK-0385R3

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Performance Guarantees Relating to the 2011 Aircraft, 2012 Aircraft, 2013 Aircraft and 2013 Additional Aircraft

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement 6-1162-ILK-0385R2 and amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

“2011 Aircraft” shall mean each or all three (3) new Boeing Model 767-316ER scheduled for delivery [***], respectively, as shown in Table 11 in Supplemental Agreement No. 31 to the Purchase Agreement.

“2012 Aircraft” shall mean each or all six (6) 767-316ER scheduled for delivery in [***], respectively as shown in Table 13 in Supplemental Agreement No. 32 to the Purchase Agreement.

“2013 Aircraft” shall mean each or five (5) 767-316ER Aircraft, with deliveries in [***] as shown in Table 14 in Supplemental Agreement No. 32 to the Purchase Agreement.

“2013 Additional Aircraft” shall mean each or two (2) 767-316ER Aircraft with deliveries in [***] as shown in Table 14 in Supplemental Agreement No. 32 to the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer becoming the operator of the Aircraft and cannot be assigned, in whole or in part.

P.A. No. 2126	SA-32
Performance Guarantees

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0385 R3 Page 23

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”; and Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”; Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft”; Article 6 of Letter Agreement 6-1162-ILK-0451 entitled “Special Matters Applicable to the 2012 Additional Aircraft” and Article 9 to Letter Agreement 6-1162-ILK0451R1 entitled “Special Matters Applicable to the 2012 Additional Aircraft and 2013 Aircraft”, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

P.A. No. 2126	SA-32
Performance Guarantees

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

LAN Airlines S.A.

6-1162-ILK-0385 R3 Page 24

Very truly yours,

THE BOEING COMPANY

Original Signed by

By:
Melanie A. Gauthier

Its:	Attorney-In-Fact

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 22nd day of December of 2011.

LAN AIRLINES S.A.

Original signed by

By:
Roberto Alvo

Its:	Senior VP Corporate Planning & Development

Original signed by

By:
Andres Del Valle E.

Its:	Corporate Finance Director

P.A. No. 2126	SA-32
Performance Guarantees

BOEING PROPRIETARY

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

MODEL 767-300ER PERFORMANCE GUARANTEES

FOR LAN AIRLINES S.A.

SECTION	CONTENTS

1	AIRCRAFT MODEL APPLICABILITY

2	FLIGHT PERFORMANCE

3	MANUFACTURER'S EMPTY WEIGHT

4	AIRCRAFT CONFIGURATION

5	GUARANTEE CONDITIONS

6	GUARANTEE COMPLIANCE

7	EXCLUSIVE GUARANTEES

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 767-300ER Aircraft [***].

2	FLIGHT PERFORMANCE

2.1	Takeoff

[***]

2.2	Landing

[***]

2.3	Cruise Range

[***].

3	MANUFACTURER'S EMPTY WEIGHT

[***].

4	AIRCRAFT CONFIGURATION

4.1	[***].

4.2	[***].

5	GUARANTEE CONDITIONS

5.1	[***].

5.2	[***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

5.3	[***].

5.4	[***].

5.5	[***].

5.6	[***].

5.7	[***].

6	GUARANTEE COMPLIANCE

6.1	[***].

6.2	[***].

6.3	[***].

6.4	[***]

6.5	[***].

6.6	[***].

7	EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

6-1162-ILK-0451R2

LAN Airlines S.A.

Avenida Presidente Riesco 5711

Piso 19

Las Condes

Santiago, Chile

Subject:	Special Matters Letter Applicable to the 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft

Reference:	Purchase Agreement No. 2126 (the Purchase Agreement) between The Boeing Company (Boeing) and LAN Airlines S.A. (Customer) relating to Model 767-316F, Model 767-38EF and Model 767-316ER aircraft (hereinafter referred to as “Aircraft”)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.	Definitions.

1.1 “STE” when used specifically in relation to any credit memorandum contained in this letter agreement shall mean that the relevant credit memorandum shall be escalated to the month of delivery in the same manner as the Airframe Price in accordance with the escalation formula reflected in Supplemental Exhibit AE1 2010$ to the Purchase Agreement entitled “Escalation adjustment - airframe and optional features”.

1.2 “Limitations on Use” when used in relation to any credit memorandum contained in this letter agreement shall mean that the applicable credit memorandum may be used for the purchase of Boeing goods and services or applied to the final delivery payment for the Aircraft for which the credit was issued, but that the relevant credit memorandum shall be prohibited from use for satisfaction of any Advance Payment obligation.

1.3 “2012 Additional Aircraft” shall mean each or all three, as the case may be, of the three 767-316ER Aircraft (as previously defined in Supplemental Agreement No. 30 to the Purchase Agreement) scheduled for delivery in [***], respectively.

1.4 “2013 Aircraft” shall mean each or all five (5) 767-316ER Aircraft, with deliveries in [***] as shown in Table 14 in Supplemental Agreement No. 32 to the Purchase Agreement.

1.5 “2013 Additional Aircraft” shall mean each or two (2) 767-316ER Aircraft with deliveries in [***] as shown in Table 14 in Supplemental Agreement No. 32 to the Purchase Agreement.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

1.6 “Table 13” shall mean the table entitled “Table 13 Aircraft Information Table for 2012 Aircraft – SA-32”

1.7 “Table 14” shall mean the table entitled “Table 14 Aircraft Information Table for 2013 Aircraft – SA-32”

2.	Export License.

Customer understands and confirms that it is Customer’s responsibility to obtain any required Export License from the relevant U.S. authority. Without accepting any liability for any failure to do so, Boeing will use reasonable endeavors to alert Customer to any regulatory changes of which Boeing becomes aware and which require Customer to obtain such Export License.

3.	Warranty Modification.

Notwithstanding paragraph 3.2 of Part 2 of Exhibit C to the AGTA, Boeing agrees that the warranty period for a Corrected Boeing Product resulting from a defect in material or workmanship is [***] or the remainder of the initial warranty period, whichever is longer.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

4.	Credit Memoranda for the 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft.

4.1 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide the Customer with a credit memorandum concurrently with the delivery of each 2012 Additional Aircraft, 2013 Aircraft, and 2013 Aircraft Additional Aircraft in description and amount which is identified in the credit memoranda table below.

Credit Memoranda Exclusive to the 2012 Additional Aircraft, 2013 Aircraft, and 2013 Additional Aircraft	Concession Stated as a Percentage of Airframe Price
Incentive Basic Credit Memorandum, STE	[***]
Incremental Aircraft Credit Memorandum, STE	[***]
Total Table 4.1 Credit Memoranda Exclusive to the 2012 Additional Aircraft, 2013 Aircraft, and 2013 Additional Aircraft	[***]

4.2 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide Customer with a goods and services credit memorandum at the time of definitive agreement signing of SA-30 in the total amount of [***].

4.3 Subject to Customer’s adherence to the Limitations on Use, Boeing will provide Customer with a goods and services credit memorandum at the delivery of each 2013 Aircraft and 2013 Additional Aircraft in the fixed amount of [***].

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

5.	Deferred Advance Payments for 2012 Additional Aircraft, 2013 Aircraft, and 2013 Additional Aircraft.

5.1 The parties agree that, in respect of each 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft, Customer may elect [***] deferred advance payment schedule as shown below (the Deferred Advance Payment Schedule Applicable for the 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft) in lieu of the standard advance payment schedule set forth in Article 4.2 of the Purchase Agreement and in Table 13 and Table 14, as applicable, (the Standard Advance Payment Schedule). Customer has elected the [***] schedule for its 2012 Additional Aircraft, 2013 Aircraft, and 2013 Additional Aircraft.

Due Date of Payment*	Amount Due per Aircraft (percentage of Aircraft's Advance Payment Base Price)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

*	- unless otherwise indicated, refers to the number of months prior to the first day of the scheduled delivery month of the Aircraft.

6. The parties agree that Customer will pay interest to Boeing on the difference between the payments made pursuant to the Article 5.1 Deferred Advance Payment Schedule Applicable to the 2012 Additional Aircraft, 2013 Aircraft, and 2013 Additional Aircraft and the amount which would otherwise have been payable to Boeing under the Standard Advance Payment Schedule. Such interest shall accrue from and including the date on which such payments would have been due if there were no deferral up to the but excluding the date on which such amounts are paid in full. The rate used to calculate such interest shall be the three-month London Interbank Offered Rate (LIBOR) as set forth in The Wall Street Journal, US edition, [***] basis points. The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially deferred, and will be reset every calendar quarter. Interest on unpaid amounts will be calculated using a 360 day year, and compounded quarterly.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

6.	Transfer of 767 Option Deposits to the [***] (2013 Additional Aircraft).

The parties agree that [***] Option Deposits for the four (4) Option Aircraft identified in Letter Agreement LA-1103876 to the Purchase Agreement will be applied toward the advance payments due for the two (2) 2013 Additional Aircraft as of the date of execution of this Letter Agreement and concurrent execution of this Supplemental Agreement No. 32 to the Purchase Agreement.

7.	Transfer of 787-8 advance payments to 2012 Accelerated Aircraft, 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft.

7.1 The parties agree that [***] will be transferred from the advance payments already paid by Customer for the Table 2 787-8 aircraft in Purchase Agreement No. 3256 and will be applied toward the Advance Payments due for the updated configuration of the 2012 Accelerated Aircraft and 2012 Additional Aircraft in Table 13 and 2013 Aircraft and 2013 Additional Aircraft in Table 14.

7.2 For avoidance of doubt, Attachment A to this Letter Agreement depicts the Advance Payments due for the 2012 Accelerated Aircraft, 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft as of the date of execution of Supplemental Agreement No. 32. This assumes that Customer has elected to defer the Advance Payments for the 2012 Accelerated Aircraft, 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft as set forth in Article 5 of this Letter Agreement.

7.3 Therefore, [***] is owed at signing of this SA-32.

8.	Execution of this Supplemental No. 32 and Supplemental Agreement No. 3 to Purchase Agreement No. 3256.

The parties further agree to execute Supplemental Agreement No. 3 to Purchase Agreement No. 3256 within thirty (30) days of execution of this Supplement Agreement No. 32 to this Purchase Agreement, or as otherwise mutually agreed.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9.	Deferred Advance Payment interest payment for 2013 Additional Aircraft.

In consideration of Customer’s execution of Supplement Agreement No. 3 to Purchase Agreement No. 3256 within thirty (30) days of execution (or as otherwise mutually agreed) of this Supplement Agreement No. 32, [***].

10.	Delivery Flexibility for 2013 Aircraft.

Boeing reserves the right to accelerate or delay the delivery months [***]. Boeing must exercise the right by providing written notice to Customer on or before eighteen (18) months prior to the delivery month.

11.	16G Compliant Seats for the 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft.

The parties agree that both the New Configuration and the Alternate Configuration (if selected by the Customer for any of the specified 2013 Aircraft) comply with enacted RIN 2120-AC84, Improved Seats in Air Carrier Transport Category Airplanes. Accordingly, Letter Agreement 6-1162-ILK-0384R2 does not apply to any of the 2012 Accelerated Aircraft, 2012 Additional Aircraft, 2013 Aircraft and 2013 Additional Aircraft.

12.	SPE Fee Clarification.

The fee charged in Article 1.2.1 of Letter Agreement 1103777 entitled Seller Purchased Equipment (SPE) for 2012 Aircraft shall not apply to the 2013 Aircraft and 2013 Additional Aircraft. For the avoidance of doubt, Boeing will [***] for any of the 2013 Aircraft nor any of the 2013 Additional Aircraft. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any Customer initiated change to the configuration of the Aircraft shall be subject to price and offerability through Boeing's master change or other process for amendment of the Purchase Agreement including an SPE charge equal to [***] of the SPE cost. Notwithstanding any of the preceding, the parties agree that the aggregate amount [***] without written mutual agreement.

13.	Assignment.

Any assignment by Customer of any benefits, entitlements, or services described in this Letter Agreement requires Boeing's prior written consent. Further, Customer will not reveal to any third party the amount of the credit memoranda provided to Customer by Boeing without Boeing’s prior written consent and subject to such circumstances as Boeing may reasonably require.

Boeing will not unreasonably withhold consent to Customer’s request to assign, as security, rights in the Purchase Agreement if done for purposes of obtaining financing or for such other purpose consistent with fulfilling its obligations under the Purchase Agreement. Boeing’s consent will be conditioned on all parties accepting Boeing’s customary conditions for consenting to an assignment, including, but not

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

limited to, the following: assignor and assignee indemnification of Boeing for any actions taken by an assignee under any assignment agreement; Boeing’s right to exercise the manufacturer’s option to assume Customer’s rights under the Purchase Agreement in the event of a default under an assignment agreement; and confidentiality. A Party that is

i.	bound by a customary confidentiality agreement;

ii.	neither an airplane manufacturer nor an airline; and

iii.	responding to a Customer request for proposals to provide financing of Aircraft pursuant to the Purchase Agreement, including pre-delivery payment financing shall be deemed a “Financing Party”.

Without Boeing’s consent, Customer may represent to any Financing Party that Boeing will provide to that Financing Party, concurrently with the delivery of each of the Aircraft to that Financing Party, a financier credit memorandum equal to

(a)	Concession ceiling for the passenger aircraft: [***]

(b)	Concession ceiling for the freighter aircraft: [***]

escalated to the month of delivery in the same manner as the Airframe Price as described in Supplemental Exhibit AE1 2010$ and in conformance with terms and conditions of this Letter Agreement. Insofar as such Financing Party is concerned, this Financier Credit Memorandum shall be in lieu of any other provision in the Letter Agreement. When the Customer identifies a Financing Party and the preliminary terms of an assignment under which pre-delivery payment financing or aircraft purchase financing could be provided, at Customer’s request, Boeing agrees to enter into discussions with the Customer to consider whether an additional credit memorandum can be assigned, with the goal of helping Customer obtain third-party financing.

Boeing will consent to any reasonable request by Customer to assign the Purchase Agreement to an affiliate provided that Boeing is provided with an adequate guarantee of performance of all obligations under this Purchase Agreement and in a form reasonably satisfactory to Boeing.

Customer understands that Boeing is not required under any circumstances to consent to an assignment that would constitute a novation.

The foregoing provisions are intended to supplement, and not to supersede, the assignment provisions of the AGTA, which address delivery date and post-delivery assignments, merger-type assignments, and other matters.

14.	Confidentiality.

Boeing and Customer understand that the commercial and financial information contained in this Letter Agreement is considered by the parties as confidential (Confidential Information) and both agree not to disclose such

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Confidential Information except as provided herein. In addition to the parties’ respective officers, directors and employees who need to know the Confidential Information and who understand the obligation to keep it confidential, the parties may disclose Confidential Information (1) to the extent required by law and (2) to its agents, auditors and advisors who need to know the Confidential Information for purposes of enabling each party to understand, perform its obligations under, or receive the benefits of, this Letter Agreement and who have agreed not to use or disclose the Confidential Information for any other purpose without the other party’s prior written consent. In the event that a party concludes that disclosure of Confidential Information contained in this Letter Agreement is required by applicable law, the party will so advise the other party promptly in writing and endeavor to protect the confidentiality of such Confidential Information to the widest extent possible. In the event of a legal dispute with Boeing, nothing herein will preclude Customer from sharing with its legal counsel information necessary for purposes of enabling counsel to advise or represent Customer provided that so long as Customer causes its legal counsel to maintain the confidentiality of information that is the subject of this Article. Except as provided in the assignment provisions of Article 7 of Letter Agreement 6-1162-KSW-6423 entitled “Special Matters Applicable to the Incremental Aircraft”; Article 21 of Letter Agreement 6-1162-LAJ-0895R6 entitled “Business Considerations”;; Article 9 of Letter Agreement 6-1162-ILK-0412 entitled “Special Matters Relating to Three Aircraft Originally Scheduled to Deliver in 2009”; Article 6 of Letter Agreement 6-1162-ILK-0450 entitled “Special Matters Letter Applicable to the 2012 Accelerated Aircraft”; Article 6 of Letter Agreement 6-1162-ILK-0451 entitled “Special Matters Applicable to the 2012 Additional Aircraft”, Article 9 to Letter Agreement 6-1162-ILK0451R1 entitled “Special Matters Applicable to the 2012 Additional Aircraft and 2013 Aircraft” and Article 13 herein, Customer will not disclose this Letter Agreement for purposes of financing payments without the prior written consent of Boeing, which consent will be provided once the financier enters into a Non Disclosure Agreement with Boeing in form and substance reasonably satisfactory to Boeing, which will include agreeing not to disclose or use Confidential Information except for the purpose set forth herein. This provision shall not apply to any Confidential Information that is in the public domain except that a party will be liable to the other for breach of its obligations under this provision if the Confidential Information entered the public domain as a consequence of a wrongful act or omission on its part.

The Purchase Agreement shall be deemed amended to the extent herein provided and as amended shall continue in full force and effect.

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

Very truly yours,

THE BOEING COMPANY

Original signed by

By:
Melanie A. Gauthier

Its:	Attorney-In-Fact

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated herein, please indicate your acceptance, agreement and approval.

ACCEPTED AND AGREED TO this 22nd day of December of 2011.

LAN AIRLINES S.A.

Original signed by

By:
Roberto Alvo

Its:	Senior VP Corporate Planning & Development

Original signed by

By:
Andres Del Valle E.

Its:	Corporate Finance Director

“[***]” This information is subject to confidential treatment and has been omitted and filed separately with the commission.